UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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Central Federal Corporation

(Name of Registrant as Specified In Its Charter)

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7000 N. High StreetWorthington, Ohio 43085

April 26,  2019

Fellow Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Meeting”) of Central Federal Corporation (the “Company”) which will be held at the New Albany County Club, located at 1 Club Lane, New Albany, Ohio 43054, on Wednesday, May 29, 2019, at 10:00 a.m., local time.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting.  Directors and officers of the Company, as well as one or more representatives of the Company’s independent registered public accounting firm, will be present at the Meeting to respond to any questions stockholders may have regarding the business to be transacted.  In addition, the Meeting will include management’s report on the Company’s financial performance for 2018. Attendance at the Meeting is limited to stockholders of record as of the close of business on April 12, 2019, their duly appointed proxies and guests of the Board of Directors and management.

Your vote is very important.  Whether or not you expect to attend the Meeting, please read the enclosed Proxy Statement and then complete, sign and return the enclosed proxy card promptly in the postage-paid envelope provided, or follow the procedures on the proxy card to vote your shares electronically, so that your shares will be represented.  If you attend the Meeting and are a stockholder of record, or hold a legal proxy from your bank or broker, you may vote in person even if you have previously submitted a proxy.

On behalf of the Board of Directors, management and all of the employees of Central Federal Corporation, thank you for your continued interest and support.

Sincerely yours,

Timothy T. O’Dell

President and Chief Executive Officer

CENTRAL FEDERAL CORPORATION

7000 N. High Street

Worthington, Ohio 43085

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 29, 2019

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Central Federal Corporation (the “Company”) will be held at the New Albany County Club, 1 Club Lane, New Albany, Ohio 43054, on Wednesday, May 29, 2019, at 10:00 a.m., local time, for the following purposes:

1.	To elect three (3) Directors to serve for terms of three (3) years each;
2.	To consider and vote upon a non-binding advisory resolution to approve the compensation of the Company’s named executive officers;
3.	To conduct an advisory vote on the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers;
4.	To ratify the appointment of BKD LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019;
5.	To consider and approve the Central Federal Corporation 2019 Equity Incentive Plan; and
6.	To transact such other business as may properly come before the Meeting and any adjournment(s) thereof.

Record holders of the common stock of the Company at the close of business on April 12, 2019 are entitled to receive notice of and to vote at the Meeting and any adjournment(s) of the Meeting.  A list of stockholders entitled to vote will be available for examination by any stockholder at the Meeting and for the ten days preceding the Meeting during ordinary business hours at Central Federal Corporation, 7000 N. High Street, Worthington, Ohio 43085.

Included with this Notice are the Company’s Proxy Statement for the Meeting, a form of proxy card and the Company’s 2018 Annual Report to Stockholders.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 29, 2019:  The Company’s Proxy Statement for the Meeting, the form of proxy card and the Company’s 2018 Annual Report to Stockholders are available at http://CFBankonline.com.

BY ORDER OF THE BOARD OF DIRECTORS

Timothy T. O’Dell

President and Chief Executive Officer

Worthington, Ohio

April 26,  2019

IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM.  PLEASE READ THE ENCLOSED PROXY MATERIALS AND FOLLOW THE PROCEDURES ON THE PROXY CARD TO VOTE YOUR SHARES ELECTRONICALLY, OR SIGN AND RETURN THE PROXY CARD IN THE SELF-ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

CENTRAL FEDERAL CORPORATION

7000 N. High Street

Worthington, Ohio 43085

(614) 334-7979

cfbankonline.com

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 29, 2019

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors (the “Board of Directors” or the “Board”) of Central Federal Corporation (the “Company”) of proxies to be voted at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at the New Albany County Club, 1 Club Lane, New Albany, Ohio 43054, at 10:00 a.m., local time, on May 29, 2019, and at any adjournment(s) thereof.  Your vote is very important.  This Proxy Statement, the accompanying proxy card and the Company’s 2018 Annual Report to Stockholders are being first sent or given on or about April 26,  2019 to stockholders of record of the Company as of the close of business on April 12, 2019.  The Board of Directors encourages you to read this Proxy Statement thoroughly and to take this opportunity to vote on the matters to be decided at the Meeting.

This Proxy Statement, the form of proxy card and the Company’s 2018 Annual Report to Stockholders are also available at http://CFBankonline.com.

ATTENDING THE MEETING AND VOTING PROCEDURES

WHO MAY ATTEND THE MEETING?

If you are a stockholder of record as of the close of business on April 12, 2019 (the “Record Date”), you are entitled to attend the Meeting.  Please note, however, that if you hold your shares in street name (i.e., you are a beneficial owner of shares of Company common stock that are held by a broker, bank or other nominee), you will need proof of ownership to be admitted to the Meeting.  See “HOW DO I VOTE” and “Must I VOTE BY proxy or may I vote in person at the annual meeting?” for additional information.

To obtain directions to attend the Meeting and vote in person, please call Barb Pyke at (614) 318-4669.

WHO IS ENTITLED TO VOTE?

You are entitled to vote your shares of common stock if the Company’s records show that you held your shares as of the close of business on the Record Date.  As of the close of business on the Record Date, a total of 4,392,296 shares of common stock of the Company were outstanding and entitled to vote.  Each share of common stock entitles the holder thereof to one vote on each matter presented at the Meeting, except as described below.

As provided in the Company’s Certificate of Incorporation, as amended (“Certificate of Incorporation”), a person (either a natural person or an entity) who, as of the close of business on the Record Date, beneficially owned, either directly or indirectly, a total number of shares of the Company’s common stock in excess of 10% of the total outstanding shares of the Company’s common stock (the “10% limit”) is not entitled to vote any of such person’s shares in excess of the 10% limit, and those shares in excess of the 10% limit are not treated as outstanding for voting purposes.  For purposes of calculating the 10% limit, a person is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person.  The Certificate of Incorporation authorizes the Board of Directors to (i) make all determinations necessary to implement and apply the 10% limit, including determining whether persons are acting in concert, and (ii) demand that any person who is reasonably believed to beneficially own stock in excess of the 10% limit supply information to the Company to enable the Board of Directors to implement and apply the 10% limit.  As of the Record Date, the Company was not aware of any person who beneficially owned more than 10% of the Company’s outstanding common stock.

HOW DO I VOTE?

If you are a stockholder of record, you may vote in person by attending the Meeting or you may vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope, or by following the procedures on the proxy card to vote your shares electronically.  If you hold your shares through a broker, bank or other nominee, you are considered to hold your shares in “street name,” and you will receive separate instructions from your bank, broker or other nominee describing how to vote your shares.  Please note that if you hold your shares in street name and wish to vote those shares in person at the Meeting, you will need to obtain a “legal proxy” from the broker, bank or other nominee that holds those shares for you.

Must I VOTE BY proxy or may I vote in person at the annual meeting?

If you are a stockholder of record, you may attend and vote in person at the Meeting.  To be admitted at the Meeting, you may need to present personal photo identification.  If your shares are held in street name (i.e., the shares are not registered in your name), you must present personal photo identification and proof of stock ownership to be admitted to the Meeting.  A copy of your account statement or a letter from your broker, bank or other institution reflecting the number of shares of common stock you owned as of the Record Date (April 12, 2019) will constitute adequate proof of stock ownership for admission to the Meeting.  In order to vote your shares held in street name at the Meeting, you also will need to obtain and bring with you to the Meeting a legal proxy from your broker, bank or other institution in whose name your shares are held.

HOW WILL MY SHARES BE VOTED?

Shares of the Company’s common stock which are represented by properly executed proxy cards that are received prior to the Meeting, and not subsequently revoked, will be voted by your proxies in accordance with your instructions.  If you submit a valid proxy card prior to the Meeting but do not provide voting instructions, your proxies will vote your shares as recommended by the Board of Directors, except in the case of broker non-votes where applicable, as follows:

•	“FOR” the election as Directors of the Company of the three (3) nominees listed below under the heading “PROPOSAL 1 – ELECTION OF DIRECTORS”;
•	“FOR” the non-binding advisory resolution to approve the compensation of the Company’s named executive officers as disclosed in this Proxy Statement;
•	To hold an advisory vote for the approval of the compensation of the Company’s named executive officers every “1 YEAR”;
•	“FOR” the ratification of the appointment of BKD, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019; and
•	“FOR” the approval of the Central Federal Corporation 2019 Equity Inventive Plan.

If any other matters are properly presented for voting at the Meeting, the persons appointed as proxies will vote on those matters, to the extent permitted by applicable law, in accordance with their best judgment.  No appraisal or dissenters’ rights exist for any action proposed to be taken at the Meeting.

If a beneficial owner does not provide appropriate voting instructions to any broker or other nominee holding the common shares of such beneficial owner in street name, the stock exchange rules and regulations applicable to brokers and other nominees allow them to vote such common shares on “routine” matters without instructions from the beneficial owner.  If a proposal is considered a “non-routine” matter, the broker or other nominee may vote the common shares held in street name on the proposal only if the beneficial owner of such common shares has provided voting instructions.  A broker non-vote occurs when the broker or other nominee is unable to vote on a proposal because the proposal is considered a “non-routine” matter and the beneficial owner does not provide appropriate voting instructions.

Of the proposals to be presented at the Meeting, the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 4)  qualifies as a “routine” matter.  Each of the other proposals (Proposals 1, 2, 3 and 5) is considered a “non-routine” matter and, therefore, your broker may vote on these matters only if you provide voting instructions.  Accordingly, it is important that you provide instructions to your broker.

CAN I REVOKE OR CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

You may revoke your proxy at any time before the vote is taken at the Meeting.  To revoke your proxy, you must take one of the following actions: (i) advise the Corporate Secretary of the Company in writing of the revocation of your proxy before your shares have been voted at the Meeting; (ii) deliver to the Company another proxy that bears a later date;  or (iii) attend the Meeting and vote your shares in person.  Attendance at the Meeting will not, by itself, revoke your proxy.  The last-dated proxy you submit (by any means) will supersede any previously submitted proxy. If you have instructed your broker, bank or nominee to vote your shares, you must follow the directions received from your broker, bank or nominee to revoke a previously delivered proxy.

WHAT CONSTITUTES A QUORUM FOR THE MEETING?

A quorum exists if a majority of the outstanding shares of common stock entitled to vote at the Meeting (after subtracting any shares in excess of the 10% limit) is present in person or represented by proxy at the Meeting. The Meeting will be held if a quorum exists at the Meeting.  If you return valid proxy instructions or attend the Meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting.  Broker non-votes also will be counted for purposes of determining a quorum.  If there are not sufficient shares present or represented by proxy at the Meeting to constitute a quorum or to approve or ratify any proposal at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

WHAT VOTE IS REQUIRED FOR EACH PROPOSAL?

The following describes the required vote on each proposal so long as a quorum is present at the Meeting.

•     Proposal 1 – Election of Directors

Under Delaware law and the Company’s Bylaws, Directors are elected by a plurality of the votes cast.  This means that the three (3) nominees receiving the greatest number of votes “FOR” election will be elected Directors.  Shares as to which the authority to vote is withheld and broker non-votes will not affect whether a nominee has received sufficient votes to be elected.

•     Proposal 2 – Non-Binding Advisory Resolution to Approve the Compensation of the Company’s Named Executive Officers

Under the Company’s Bylaws, the affirmative vote of a majority of the votes cast is required to approve the non-binding advisory resolution to approve the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement.  Abstentions and broker non-votes will not be counted as votes “FOR” or “AGAINST” this proposal and will have no effect on the outcome of this proposal.

•   Proposal 3 – Non-Binding Advisory Vote on the Frequency of Future Stockholder Advisory Votes on Compensation of the Company’s Named Executive Officers

Under the Company’s Bylaws, the affirmative vote of a majority of the votes cast is required to approve, on a non-binding advisory basis, one of the selections as to the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers.  Abstentions and broker non-votes will not be counted as votes cast with respect to any of the selections and will have no effect on the outcome of this proposal.

•    Proposal 4 – Ratification of the Appointment of the Company’s Independent Registered Public Accounting firm

Under the Company’s Bylaws, the affirmative vote of a majority of the votes cast is required to ratify the appointment of BKD LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019.  Abstentions will not be counted as votes “FOR” or “AGAINST” this proposal and will have no effect on the outcome of this proposal.

•    Proposal 5 – Approval of the Central Federal Corporation 2019 Equity Incentive Plan

The affirmative vote of a majority of the votes cast is required to approve the Central Federal Corporation 2019 Equity Incentive Plan.  Abstentions and broker non-votes will not be counted as votes “FOR” or “AGAINST” this proposal and will have no effect on the outcome of this proposal.

WHO WILL COUNT THE VOTE?

Broadridge, a servicing company for the financial industry, will tally the votes at the Meeting, which will be certified by an Inspector of Election.  The Board of Directors has designated John W. Helmsdoerfer, Executive Vice President and Chief Financial Officer of the Company, to act as the Inspector of Election for the meeting.  Mr. Helmsdoerfer is an officer of the Company and an officer and employee of the Company’s wholly-owned operating subsidiary, CFBank, National Association (“CFBank”).

IS THE BOARD OF DIRECTORS AWARE OF ANY OTHER MATTERS THAT WILL BE PRESENTED AT THE ANNUAL MEETING?

The Company’s Board of Directors is not aware of any other matters to be presented at the Meeting.  If any matters not described in this Proxy Statement are properly presented at the Meeting, the persons named in the proxy card will use his or her best judgment to determine how to vote your shares.

WHO PAYS THE COST OF PROXY SOLICITATION?

The Company will pay the costs of preparing, printing and mailing/delivering this proxy statement, the accompanying proxy card, the Company’s 2018 Annual Report to Stockholders and other related materials and all other costs incurred in connection with the solicitation of proxies on behalf of the Company’s Board of Directors, other than the Internet access charges incurred by a stockholder when voting electronically.  Although we are soliciting proxies by mailing these proxy materials to our stockholders, the directors, officers and employees of the Company and of our subsidiary, CFBank, may also solicit proxies by further mailing, personal contact, telephone or electronic mail without receiving any additional compensation for such solicitations.  Arrangements will also be made with brokerage firms, financial institutions and other nominees that are record holders of shares of common stock of the Company for the forwarding of solicitation materials to the beneficial owners of such shares.  The Company will reimburse these brokers, financial institutions and other nominees for their reasonable out-of-pocket costs incurred in sending proxy materials to the beneficial owners of the Company’s common stock.

WHO SHOULD I CALL IF I HAVE QUESTIONS?

If you have questions concerning this proxy solicitation, or the proposals to be considered at the Meeting, please call Timothy T. O’Dell, President and Chief Executive Officer, at (614) 334-7979.

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to Be Held on May 29, 2019:

The Company’s Proxy Statement for the Annual Meeting, the form of proxy card and the Company’s 2018 Annual Report to Stockholders are available at http://CFBankonline.com.

CORPORATE GOVERNANCE

DIRECTOR INDEPENDENCE

The Board of Directors of the Company has determined that each of the following directors of the Company is “independent” as that term is defined by applicable listing standards of the NASDAQ Marketplace Rules and by applicable “SEC” rules:  Thomas P. Ash, Edward W. Cochran, James Frauenberg II, Robert E. Hoeweler, Robert H. Milbourne and David L. Royer.  Timothy O’Dell does not qualify as “independent” as a result of serving as the President and Chief Executive Officer of the Company and CFBank during 2018.

The NASDAQ independence definition includes a series of tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company and its subsidiaries.  As required by the NASDAQ Marketplace Rules, the Board of Directors has made a subjective determination as to each independent director that no relationships exist that, in the opinion of the Board, would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director.  In making these determinations, the Board of Directors reviewed and discussed information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and CFBank, including those described under the heading “CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS” on page 9 of this Proxy Statement.

BOARD LEADERSHIP STRUCTURE

The Company’s current Chairman, Robert E. Hoeweler, has served in this capacity since August 24, 2012.  Mr. Hoeweler has extensive experience in the banking industry and intimate familiarity with the operations of financial institutions. As a result, he is able to provide unique insights as Chairman that are valuable to the Board in determining and overseeing the strategic direction of the Company.

Currently, the Board of Directors has placed the responsibilities of Chairman with an “independent” member of the Board, which we believe provides strong accountability between the Board and our management team.  Our Chairman is responsible for providing leadership to the Board of Directors and facilitating communication among the directors, setting the Board meeting agendas in consultation with the President and Chief Executive Officer, and presiding at Board meetings.  The Chairman also actively oversees the activities and controls of the Company and CFBank. This delineation of duties between the Chairman and the President and Chief Executive Officer allows the Company’s President and Chief Executive Officer to focus his attention on managing the day-to-day business of the Company and CFBank.  We believe this structure provides strong leadership for our Board while positioning our President and Chief Executive Officer as the leader of the Company in the eyes of our customers, employees, stockholders and other stakeholders.

The Board also believes that the Company and its stockholders are best served by a Board that has the flexibility to establish and change the Board’s leadership structure from time to time to fit the needs of the Company.  Pursuant to the Company’s Corporate Governance Guidelines, the Board of Directors has the power and authority to combine or separate the positions of Chairman and President/Chief Executive Officer.  Thus, from time to time, the Board may consider combining the roles of President/Chief Executive Officer and Chairman, and/or appointing a Lead Independent Director.  These decisions will be dependent upon the needs of the Company at that time, including the composition of the Board and the availability, willingness and qualifications of candidates to serve as Chairman and/or Lead Independent Director, as well as other factors.

BOARD ROLE IN RISK OVERSIGHT

The Board of Directors has overall responsibility for consideration and oversight of risks facing the Company and CFBank and is responsible for ensuring that material risks are identified and managed appropriately.  The Board delegates to its committees certain risk management oversight responsibilities related to their specific areas of responsibility.  The Audit Committee is responsible for overseeing financial risk exposure and the steps management is taking to monitor and control such exposure.  The Compensation and Management Development Committee oversees the management of risks arising from our compensation programs, policies and practices for our executives and employees that would be reasonably likely to have a material adverse effect on the Company.   The Corporate Governance and Nominating Committee oversees risks related to corporate governance, including those related to performance and composition of the Board and the independence of Board members.  Directors discuss risk and risk mitigation strategies with management within these committees.  All risk oversight discussions are included in committee and other reports to the full Board of Directors.

BOARD MEETINGS AND COMMITTEES

The Board of Directors of the Company holds four (4) regular meetings annually and special meetings as called from time to time in accordance with the Bylaws of the Company.  During 2018, the Company’s Board of Directors held twelve (12) meetings. The Board of Directors of CFBank has the same composition as the Board of the Company and holds regular meetings monthly and special meetings as called from time to time in accordance with the Bylaws of CFBank.  During 2018, CFBank’s Board of Directors held twelve (12) meetings.  No director during the period he served in 2018 attended less than 75% of the Company’ Board meetings and any committees on which he served.

The Board’s principal standing committees during 2018 were the Audit Committee, the Executive Committee, the Compensation and Management Development Committee, and the Corporate Governance and Nominating Committee.  Information regarding the functions of the Board’s committees, their present membership and the number of meetings held by each committee during fiscal 2018 is set forth below.  All committees operate under formal written charters adopted by the Board of Directors.  The charters of the Audit Committee, the Compensation and Management Development Committee and the Corporate Governance and Nominating Committee are available in the Investor Relations section of our website at http://CFBankonline.com.

AUDIT COMMITTEE.  The Audit Committee provides assistance to the Board in fulfilling its oversight responsibility relating to the integrity of our consolidated financial statements and the financial reporting processes, the systems of internal accounting and financial controls, compliance with legal and regulatory requirements, the annual independent audit of our consolidated financial statements, the qualifications and independence of our independent registered public accounting firm, the performance of our internal audit function and of our independent registered public accounting firm, and any other areas of potential financial risk to the Company as specified by the Board.  The Audit Committee also is responsible for the appointment, retention and oversight of our independent registered public accounting firm, including pre-approval of all audit and non-audit services to be performed by the independent registered public accounting firm, and for the review and approval, on an ongoing basis, of all related-party transactions for potential conflict-of-interest situations.  The Audit Committee Report appears on page 32 of this Proxy Statement.

During 2018, the Audit Committee held eleven (11) meetings.  The following directors served as members of the Audit Committee during 2018:

Audit Committee Members
Thomas P. Ash (Chair)
Robert E. Hoeweler
Edward W. Cochran
James H. Frauenberg II
Robert H. Milbourne

Each director who currently serves on the Audit Committee qualifies, and each director who served as a member of the Audit Committee during 2018 qualified, as “independent” under the standards set forth in the NASDAQ Marketplace Rules and Rule 10A-3of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).  None of such members of the Audit Committee has participated in the preparation of the financial statements of the Company or any of its current subsidiaries at any time during the past three years, and all of such members are able to read and understand fundamental financial statements, including our balance sheet, income statement and cash flow statement. The Board has also determined that Thomas P. Ash, the Chair of the Audit Committee, qualifies as an “audit committee financial expert” under applicable SEC regulations.

EXECUTIVE COMMITTEE.  The Executive Committee is responsible for strategy formulation, the detailed development of the Company’s and CFBank’s Business and Capital Plan and for oversight of the detailed operations of the Company.   The Executive Committee is also the working committee of the Board responsible for various activities, including: identification, analysis, scenario development and action planning regarding issues and opportunities impacting CFBank’s current operations and future success. The Executive Committee also signs off on all information releases to outside parties.  The Executive Committee is comprised of the Board Chairman, the President and Chief Executive Officer and one additional non-employee director.  Meetings of the Executive Committee are also attended by the Company’s Chief Financial Officer.

Executive Committee meetings are generally held as matters arise requiring consideration by the Executive Committee, and its activities are discussed with the full Board at Board meetings.

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE.  The Compensation and Management Development Committee (the “Compensation Committee”) has overall responsibility for reviewing, evaluating and approving the director, officer and employee compensation plans, policies and programs of the Company and CFBank.  The Compensation Committee is responsible for administering our equity compensation plans and for establishing, in consultation with executive management, the Company’s general compensation philosophy and overseeing the development and implementation of executive compensation programs.

During 2018, the Compensation Committee held four (4) meetings.  All members of the Compensation Committee are “independent” as defined under the NASDAQ Marketplace Rules.  The following directors served as members of the Compensation Committee during 2018:

Compensation Committee Members
Robert H. Milbourne (Chair)
Robert E. Hoeweler
James H. Frauenberg II Edward W. Cochran

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE.    The Corporate Governance and Nominating Committee is responsible for identifying qualified director candidates and recommending to the Board of Directors the director nominees for election or appointment to the Board.  The Corporate Governance and Nominating Committee considers nominees in the context of standards codified in its Charter and in the Board’s Corporate Governance Guidelines.  The Committee also provides oversight on matters involving the size, composition and operation of the Board, including in the areas of committee membership and committee chairpersons.  The Committee also leads the Board in its annual review of the Board’s performance.  The Corporate Governance and Nominating Committee is authorized to employ professional search firms to assist in identifying potential members of the Board of Directors with the desired skills and disciplines.  No such firms were engaged or otherwise utilized during 2018. Final approval of director nominees is determined by the full Board of Directors, based on the recommendation of the Corporate Governance and Nominating Committee.

During 2018, the Corporate Governance and Nominating Committee held one (1) meeting.  The following directors served as members of the Corporate Governance and Nominating Committee during 2018:

Corporate Governance and Nominating Committee Members
Thomas P. Ash
Robert E. Hoeweler
Edward W. Cochran
James H. Frauenburg II
Robert H. Milbourne

All members of the Corporate Governance and Nominating Committee during 2018 qualified as “independent” under the NASDAQ Marketplace Rules.

NOMINATING PROCEDURE

The Corporate Governance and Nominating Committee recommends candidates, including incumbents, for election and appointment to the Board of Directors, subject to the provisions set forth in the Company’s Certificate of Incorporation and Bylaws.  Nominations are based on the criteria the Committee deems appropriate and consistent with the standards set forth in the Board’s Corporate Governance Guidelines.  Criteria considered by the Board may include the following: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Company’s communities and shared values, as well as overall experience in the context of the needs of the Board as a whole.  Nominations received from stockholders are considered and evaluated using the same criteria as all other nominations.

Nominations, other than those made by the Board of Directors after its review of the recommendations of the Corporate Governance and Nominating Committee, must be made by timely notice in writing to the Corporate Secretary as set forth in the Company’s Bylaws.  In general, to be timely, a stockholder’s notice must be received by the Company not less than ninety (90) days before the date of the scheduled annual meeting; however, if less than one hundred (100) days’ notice or prior disclosure of the date of the scheduled annual meeting is given by the Company, the stockholder has until the close of business on the tenth (10th) day following the day on which notice or prior disclosure of the date of the scheduled annual meeting was made.  The stockholder’s notice must include:

(i)	As to each person whom a stockholder proposes to nominate for election or re-election as a director:

•

All information relating to the proposed nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

(ii)	As to the stockholder giving the notice:

•	The name and address of the stockholder as they appear on the Company’s books; and
•	The class and number of shares of the Company’s capital stock that are beneficially owned by the stockholder.

The description above is a summary of the Company’s nominating process.  Any stockholder wishing to propose a director nominee to the Company must comply in full with the applicable procedures and requirements set forth in the Company’s Bylaws, the SEC’s proxy rules and Delaware law.

QUALIFICATIONS OF DIRECTORS

The Board of Directors has codified certain standards for directors in its Corporate Governance Guidelines.  These guidelines provide that the Board of Directors should encompass, among other things, a diverse range of viewpoints, backgrounds, experiences and demographics sufficient to build a Board that is effective, collegial and responsive to the Company’s operations and interests.  The Corporate Governance Guidelines also provide that Board membership should be based on judgment, character, expertise, skills and knowledge useful to the oversight of the Company’s business as well as on business or other relevant experience.  Further, at all times a majority of the Board must be “independent” as defined from time to time by the listing requirements of NASDAQ and any specific requirements established by the Board.  Each director also is expected to:

•	provide loyalty, direction and oversight to the business and management of the Company;
•	establish strategic direction of the Company;
•	exercise business judgment in the best interests of the Company;
•

possess sufficient familiarity with the Company’s principal operational and financial objectives and plans to ensure active and effective participation in the deliberations of the Board of Directors and each committee on which the director serves; and

•	possess the capacity to obtain a basic understanding of the Company’s results of operations and financial condition.

The Corporate Governance Guidelines are posted in the Investor Relations section of the Company’s website at http://CFBankonline.com.

CODE OF ETHICS AND BUSINESS CONDUCT

The Board of Directors has adopted a Code of Ethics and Business Conduct, which applies to all of our directors, officers and employees, including directors, officers and employees of CFBank and other subsidiaries.  Our Code of Ethics and Business Conduct is posted in the Investor Relations section of our website at http://CFBankonline.com.

BOARD MEMBER ATTENDANCE AT ANNUAL STOCKHOLDER MEETINGS

Although the Company does not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these meetings absent extenuating circumstances.  All of our directors,  as of May 30, 2018, attended last year’s annual meeting of stockholders.

COMMUNICATIONS WITH DIRECTORS

The Board of Directors has adopted a process by which stockholders and other interested parties may communicate with the Board, any individual director or any committee chair by e-mail or regular mail.  Communications by e-mail should be sent to bobhoeweler@CFBankmail.com.  Communications by regular mail should be sent to the attention of the Board of Directors; any individual director by name; Chair, Audit Committee; Chair, Compensation and Management Development Committee; or Chair, Corporate Governance and Nominating Committee, c/o Corporate Secretary, Central Federal Corporation, 7000 N. High Street, Worthington, Ohio 43085.  Management will pass on all communications received to the appropriate director or directors without any screening.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Audit Committee is responsible for reviewing and overseeing policies designed to identify transactions with “related persons,” including directors, executive officers and beneficial owners of more than 5% of the Company’s capital stock and the immediate family members of any of the foregoing, that are material to the Company’s consolidated financial statements or otherwise require disclosure under applicable rules adopted by the SEC, including those transactions required to be disclosed under Item 404 of SEC Regulation S-K, or the rules of any other appropriate regulatory agency or body.  All such transactions must be approved in advance by the Audit Committee. In addition, under the terms of the Company’s Code of Business Conduct and Ethics, the Audit Committee is responsible for reviewing and overseeing all actions and transactions which involve the personal interest of a director or executive officer of the Company and determining in advance whether any such action or transaction represents a potential conflict of interest.  Further, under the terms of CFBank’s Insider and Affiliate Credit and Regulation O Policy, all loans made to directors or executive officers of the Company or one of our subsidiaries must be reported to the Senior Credit Officer and the Compliance Officer. All such related party loans must conform to the Company’s credit policy. To the extent any transaction represents an ongoing business relationship with the Company or any of our subsidiaries, such transaction must be reviewed annually and be on terms no more favorable than those which would be usual and customary in similar transactions between unrelated persons dealing at arm’s length.

On an annual basis, each director and each executive officer of the Company must complete a Directors’ and Officers’ questionnaire which requires disclosure of any transaction, arrangement or relationship with the Company and/or any of our subsidiaries since the beginning of the last fiscal year in which the director or executive officer, or any member of his or her immediate family, has or had a direct or indirect interest. As a part of its review process, CFBank compares information to track originations of any new loans for a director or an executive officer, or any member of his or her immediate family, and reconciles all then-current account information to ensure the data has been gathered and recorded accurately.

CFBank policy and the laws and regulations governing insured financial institutions require that any and all loans or extensions of credit made by CFBank to executive officers, directors or their immediate family members, must (i) be made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to CFBank, (ii) not involve more than the normal risk of collectability and (iii) not present any other unfavorable features.  In addition, loans made to a director or executive officer may not exceed an amount which, when aggregated with the amount of all other loans to such person and his or her related interests, is equal to 15 percent of CFBank’s unimpaired capital and unimpaired surplus in the case of loans not fully secured, and an additional 10 percent of CFBank’s unimpaired capital and unimpaired surplus with respect to loans that are fully secured. All loans outstanding to such related persons totaled  $3,671,768 at December 31, 2018 and $5,469,506 at December 31, 2017,  and were performing in accordance with their terms at such dates.

PROPOSAL 1 –

ELECTION OF DIRECTORS

In accordance with the Bylaws of the Company, the number of directors is currently fixed at seven (7).  There are currently seven (7) directors serving on the Board, with three (3) directors currently serving terms that will expire at the Meeting.  The independent members of the Board have nominated the three (3) directors named below for re-election as directors of the Company to serve three-year terms expiring at the annual meeting in 2022.

NOMINEES
Thomas P. Ash
James H. Frauenberg, II
David L. Royer

Each nominee has consented to serve as a director if elected.  Should a nominee decline or be unable to serve, or for good cause will not serve, the Board of Directors reserves the right in its discretion to substitute another person as a nominee or to reduce the number of nominees.  In this event, the proxy holders may vote your shares in their discretion for any substitute nominee proposed by the Board of Directors unless you have withheld authority.

The following sets forth information regarding each of the nominees for election as director of the Company and each of the current directors whose term will continue following the meeting.  Unless otherwise indicated, each director or director nominee has held his principal occupation for more than five years.  There are no family relationships among any of the directors and executive officers of the Company.

NOMINEES

Thomas P. Ash has been Director of Governmental Relations at the Columbus, Ohio-based Buckeye Association of School Administrators since August 2005.  Prior to that time, Mr. Ash was Superintendent of Schools, Mid-Ohio Educational Service Center in Mansfield, Ohio from January 2000 through July 2005.   Mr. Ash was the Superintendent of Schools, East Liverpool City School District in East Liverpool, Ohio from August 1984 to December 1999.  As Superintendent at Mid-Ohio Educational Service Center and East Liverpool City School District, his experience included financial reporting and analysis, supervising and directing financial staff members, implementing and complying with U.S. generally accepted accounting principles (GAAP) reporting requirements, and developing internal controls.  Mr. Ash’s public-sector and advocacy experience, both on the local level in Columbiana County and on the state level, lends a perspective unique to the Board of Directors.  Age 69. Director since 1985.

James H. Frauenberg, II has been the principal owner of Addison Holdings, LLC since 2007, where he has been active in opening/owning new franchises for multiple retail chains including Five Guys Burgers and Fries and Flip Flop Shops.  He was the Senior Vice President with Checksmart Financial in Dublin, Ohio from 1995 to 2008.  Mr. Frauenberg’s strong financial and entrepreneurial skills bring a high level of insight and judgment to the Company and CFBank.  Age 43.  Director since August 23, 2012.

David L. Royer is the Executive Vice President of Development for Continental Real Estate Companies. He is responsible for project development and capital procurement of various asset classes including apartments, student housing, office, retail and medical office property types. Previously, he served as Vice President of Finance and Development for CREC across a diverse set commercial development projects.  Prior to Continental, David served as Vice President for Fifth Third Bank in their commercial real estate group.  He earned his finance degree from Miami University (1989) and an MBA from The Ohio State University (1993).  David currently serves as a board member for Scioto Country Club, First Community Village Foundation and NAIOP of Central Ohio (a national commercial real estate development association).  David is a Past President of The Athletic Club of Columbus (2010) and NAIOP of Central Ohio (2017).  Prior board experience includes Junior Achievement of Central Ohio as well as advisory board roles for Sky Bank Central Ohio and FC Bank.  David is a member and advisor for the Columbus real estate firm, Kohr Royer Griffith, Inc.  David is also a current member of the Columbus Board of Realtors and the National Association of Realtors.  David brings extensive business experience and relationships that are valuable to the Company and CFBank.  Age 51.    Director since July 1, 2018.

CONTINUING DIRECTORS

Edward W. Cochran has been engaged in the practice of law for 44 years since graduating from Columbia University Law School in 1975.  He holds an undergraduate degree from Harvard University, where he was a Harvard National Scholar.  Mr. Cochran is admitted to practice before the United States Supreme Court, as well as the courts of Ohio, the U.S. District Court for the Northern District of Ohio, and the United States Circuit Courts of Appeal for the Second, Third, Sixth, Seventh and Ninth Circuits.  In addition, Mr. Cochran is involved in various business interests and is a successful investor.  Mr. Cochran has strong relationships in Cleveland and brings a valuable legal perspective and regulatory understanding to the Company and CFBank. Age 69.  Term expires in 2021. Director since December 19, 2012.

Robert E. Hoeweler has been the Chairman of the Board of the Company and CFBank since August 2012.  Since 1980 he has been the Chief Executive Officer of a diverse group of companies owned by the Hoeweler family, including manufacturing, communications, distribution, business services and venture capital entities.  He serves on the boards of a major waste management company and a large commercial bakery.  He previously has served as the Chairman of two family led businesses in financial services, a midsized community bank and a major payment processing service company.  He brings diverse business and banking skills and experience to the Company and CFBank.  Age 71.  Term expires in 2020.  Director since August 23, 2012.

Robert H. Milbourne is President of RHM Advisors, a business consulting firm specializing in financing, corporate development and business strategy for private sector and nonprofit organizations.  Mr. Milbourne was the founding President and CEO of the Columbus Partnership, a civic group of the leading CEOs working to improve the economic and cultural future of Central Ohio (from 2002 to 2008).  He came to Columbus after serving as President of a similar group in Milwaukee for 17 years.  From 1977 to 1985, he was Vice President and Economist for the Kohler Company responsible for strategic planning, real estate development and government affairs.  His career started in Wisconsin state government where he served as state budget director.  Mr. Milbourne has served on many corporate and nonprofit boards, including AirNet Systems (public company), Skybus Airlines, Care Network, PercuVision, Columbus Chamber, University of Wisconsin Athletic Board, Columbus School for Girls and CEOs for Cities (Chairman).  He brings extensive business and government experience and relationships that are valuable to the Company and CFBank.  Age 72.  Term expires in 2020.  Director since May 2013.

Timothy T. O’Dell has been the CEO and a Director of CFBank and the Company since August 2012 and has also served as the President of CFBank and the Company since October, 2015.  Prior to joining CFBank in 2012, Mr. O’Dell owned and operated a consulting company specializing in providing advisory services to a number of privately held enterprises in construction, health care, real estate and professional services.  Mr. O’Dell previously spent 22 years at Fifth Third Bank, and was a senior executive with Fifth Third’s Central Ohio affiliate for 12 of those years, concluding his tenure serving as President and Chief Executive Officer of the Central Ohio affiliate. At Fifth Third’s Central Ohio affiliate, Mr. O’Dell also served as Executive Vice President and senior lender and managed its commercial banking, residential, and commercial real estate divisions.  Prior to that he managed the Asset Based Lending Division for Fifth Third Bank engaged in financing growth companies and acquisition financing.  During his tenure, Fifth Third’s Central Ohio affiliate grew by $4 billion in deposits and $5 billion in loans from organic growth and through strategic acquisitions.  Mr. O’Dell has served on the board of the Columbus Chamber of Commerce and The Ohio State University Medical Center, and he was a founding investor in the Ohio TechAngel Venture Fund.  Mr. O'Dell holds a B.B.A. from Marshall University. Age 65.  Term expires in 2021.  Director since August 23, 2012.

Recommendation and Vote

Under Delaware law and the Company’s Bylaws, the three (3) nominees for election as directors of the Company who receive the greatest number of votes “FOR” election will be elected directors.  Shares represented by properly executed proxy cards that are received prior to the Meeting and not subsequently revoked will be voted “FOR” the election of the nominees listed above unless authority to vote for one or more nominees is withheld.  Stockholders may withhold authority to vote for the entire slate as nominated or may withhold the authority to vote for an individual nominee.  Shares as to which the authority to vote is withheld and broker non-votes will be counted for quorum purposes but will not be counted toward the election of directors or toward the election of the individual nominees specified on the proxy card.

The Board of Directors recommends that you vote “FOR” the re-election of each of the nominees listed above.

2018 COMPENSATION OF DIRECTORS

Members of the Board of Directors who are not also officers or employees of the Company or CFBank (“non-employee directors”) receive certain fees for their service on the Boards of Directors of the Company and CFBank.  For 2018, each non-employee member of the Board of Directors received an annual retainer, payable quarterly, in the amount of $36,000, except that (i) the amount of the annual retainer payable to the Chairman of the Board of Directors was $52,000, and (ii) the amount of the annual retainer payable to the Chairs of the Compensation Committee and the Audit Committee was $44,000 and $42,000, respectively.  In addition, during 2018, (i) each non-employee director serving as a member of the Executive Committee of the Board of Directors also received an additional annual fee of $8,000, and (ii )each non-employee director serving as a member of the Loan Committee received an additional annual fee of $12,000.

Members of the Board of Directors are also eligible to receive restricted stock, stock options and other equity awards under the Company’s equity compensation plans.  Effective as of December 19, 2018, each of the directors of the Company was granted 3,300 shares of restricted stock under the Company’s 2009 Equity Compensation Plan, except that (i) each of the Chairs of the Audit Committee and of the Compensation Committee was granted 3,800 and 4,150 shares of restricted stock, respectively, and (ii) Mr. Hoeweler was granted 4,900 shares of restricted stock as Chairman of the Board of Directors.  The shares of restricted stock will vest ratably over a three-year period beginning on December 19, 2019.

The following table summarizes the compensation paid to each non-employee director during the year-ended December 31, 2018.

	Director Compensation for 2018
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	All Other Compensation ($)		Total ($)
Thomas P. Ash	$42,000	$44,441	$1,870	(2)	$88,311
Edward W. Cochran	36,000	38,594			74,594
James Frauenberg II	36,000	38,594			74,594
Robert E. Hoeweler	72,000	57,306			129,306
Robert Milbourne	64,000	48,534			112,534
David L. Royer	18,000	19,297			37,297

(1)	Reflects the aggregate grant date fair value of shares of restricted stock awarded to each non-employee director in 2018. No such director received any stock option awards during 2018.
(2)	Reflects the costs associated with life insurance benefits for Mr. Ash.

EXECUTIVE OFFICERS

Provided below is information regarding each of the Company’s executive officers:

3
Name	Age at December 31, 2018	Position held with the Company and/or Subsidiaries

Timothy T. O’Dell	65	Chief Executive Officer of the Company and CFBank since August 2012 and President and Chief Executive Officer of the Company and CFBank since October 2015.
John W. Helmsdoerfer	60	Chief Financial Officer of the Company and CFBank since March 2013; Treasurer of the Company since March 2013.

Mr. Helmsdoerfer has been the CFO of the Company and CFBank since March 2013.  As a CPA with over 38 years of financial experience, which includes Big Four public accounting and 28 years as a CFO, he has a diverse finance and operations background in addition to his financial services background.  Prior to joining CFBank, Mr. Helmsdoerfer spent 18 years with Fifth Third Bank where he held positions as both a CFO and Regional CFO for the Central Ohio affiliate and region.  He also served as CFO for Nationwide Bank and Wilmington Savings Bank during his career.  Mr. Helmsdoerfer holds a B.S.B.A degree from Miami University where he graduated cum laude.

The biography for Mr. O’Dell is included in the section entitled “PROPOSAL 1 – ELECTION OF DIRECTORS” above.

COMPENSATION OF EXECUTIVE OFFICERS

OVERVIEW OF COMPENSATION PROGRAMS

The Compensation Committee of the Board has overall responsibility for reviewing, evaluating and approving the director, officer and employee compensation plans, policies and programs of the Company and CFBank.  The Compensation Committee is responsible for administering our equity compensation plans and for establishing, in consultation with executive management, the Company’s general compensation philosophy and overseeing the development and implementation of executive compensation programs.  The responsibilities of the Compensation Committee include, but are not limited to: evaluation and approving goals and objectives relevant to compensation of the President and Chief Executive Officer and other executives; evaluating the performance of those executive officers in light of those goals and objectives; and recommending to the Board compensation policies for non-employee directors.

The Company’s compensation programs for executive officers include a base salary as the primary source of compensation. However, other forms of compensation are utilized including: bonus incentive; stock options; restricted stock; retirement plans; health and life insurance benefits; and other perquisites including car and mobile phone allowances.

The Compensation Committee regularly reviews the Company’s compensation programs to ensure that controls are in place to ensure that employees are not presented with the opportunity to take unnecessary or excessive risks that could threaten the value of the Company.   The Committee reviews and approves both the Company-wide and individual performance objectives that are used to determine how incentive payments are determined. The performance metrics are based on customary financial institution performance metrics as well as peer comparisons and trend analysis.

No compensation consultants were engaged by the Compensation Committee or the Board in 2018 or 2017.

COMPENSATION PHILOSOPHY AND OBJECTIVES

The Company’s compensation programs are designed to provide market-relevant incentives and rewards to employees in positions of leadership who are largely responsible for the success and growth of the Company and CFBank, and to assist the Company and CFBank in attracting executives and other key employees with experience and ability.  Our compensation objectives begin with the premise that our success depends on the dedication and commitment of the employees in key management positions, and our compensation programs are intended to incentivize those employees to successfully implement our business strategy and corporate goals. We base our compensation practices on meeting the demands of the employment market, aligning the compensation of our employees with our stockholders’ interests, and driving superior performance.

Our compensation programs are designed to reward employees based upon their management responsibilities, performance levels, and their ability to create long-term value. Other considerations in the design of our compensation programs include: safe and sound operation of CFBank; management of business risk; experience levels to operate in a complex business environment; and the retention and development of incumbent executive management.  The Company’s compensation program includes an annual review and adjustment to base salary based on company-wide and individual performance objectives by which each employee’s contribution to the Company’s success is measured.

The Company believes that its incentive compensation arrangements appropriately balance risk and financial results in a manner that does not expose the Company to imprudent risk-taking.  As such, the Company’s incentive compensation arrangements take into account the risks, as well as the financial benefits, from the employee’s activities and the impact of those activities on the Company’s safety and soundness.  In addition to the compensation programs being balanced in design, the implementation is such that the actual payouts of incentive compensation may vary based on risks or risk outcomes.  Appropriate personnel have input into the process to assess the effectiveness of these processes in discouraging imprudent risk-taking.  In addition, the Company monitors performance against key measurements and reserves the flexibility to revise the payout of incentive compensation as needed to reflect risks appropriately.

COMPONENTS OF COMPENSATION

Our executive compensation program is designed to be simple, competitive and link pay to performance.  For 2018, the compensation paid to our executive officers consisted of the following components:

•	base salary;
•	restricted stock awards granted under our 2009 Equity Compensation Plan;
•	performance-based cash incentive awards under our Incentive Compensation Plan; and
•	401(k) plan matching contributions and car and mobile phone allowances for certain executive officers.

In August 2016, the Company adopted the Central Federal Corporation Incentive Compensation Plan (the “Incentive Compensation Plan”), pursuant to which the Compensation Committee is authorized to grant employees of the Company or CFBank the opportunity to earn awards of incentive compensation based on the achievement of performance objectives established by the Committee.  In connection with the Company’s performance in 2018, the Compensation Committee and the Board of Directors approved the grant of awards to Timothy O’Dell and John Helmsdoerfer under the Incentive Compensation Plan.  For additional information regarding the Incentive Compensation Plan and the awards granted thereunder, see “— Incentive Compensation Plan Information” below.

The Company and CFBank has entered into an employment agreement with each of Timothy T. O’Dell, President and Chief Executive Officer of CFBank, and John W. Helmsdoerfer, Executive Vice President and Chief Financial Officer of CFBank.    See “— Employment Agreements” below for additional information.

2018 COMPENSATION

In accordance with the rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company’s President and Chief Executive Officer and certain of its other most highly compensated executive officers of the Company for the years ended December 31, 2018 and 2017.    During the year ended December 31, 2018, the Company had two executive officers (the “named executive officers”) – Timothy T. O’Dell, President and Chief Executive Officer, and John W. Helmsdoerfer, Executive Vice President and Chief Financial Officer – who are included in the Summary Compensation Table below.

Summary Compensation Table
Name and Principal Position	Year	Salary	Stock Awards (1) ($)		Non-equity Incentive Plan Compensation (2)	All Other Compensation (3)	Total
Timothy T. O'Dell	2018	$300,000	$116,950		$300,000	$24,010	$740,960
President and Chief Executive Officer	2017	$269,167	$112,640		$275,000	$19,214	$676,021

John W. Helmsdoerfer	2018	$237,500	$64,050	(4)	$160,000	$21,480	$483,030
Executive Vice President and Chief	2017	$222,500	$53,760		$140,000	$18,564	$434,824
Financial Officer

(1)

Reflects the aggregate grant date fair value of shares of restricted stock awarded to each named officer in 2018 and 2017.  No named executive officer received any stock option awards during 2018 and 2017.

(2)	Reflects amounts earned by the named executive officer for the applicable year under the Incentive Compensation Plan.
(3)

The amounts shown in the “All Other Compensation” column represent employer matching contributions to the 401(k) plan,  car and mobile phone allowances and premiums for group term life insurance paid with respect to each named executive officer.

(4)	In connection with the Company’s performance in 2018, Mr. Helmsdoerfer was granted 5,000 shares of restricted stock on February 27, 2019, with an aggregate grant date fair value of $64,050.

EQUITY COMPENSATION PLAN INFORMATION

On May 21, 2009, the stockholders of the Company approved the Central Federal Corporation 2009 Equity Compensation Plan (the “2009 Plan”). The 2009 Plan was developed to provide incentives and rewards to those employees and directors who are largely responsible for the success and growth of the Company and its affiliates, and to assist the Company and CFBank in attracting and retaining directors, executive officers and other key employees with experience and ability.  The 2009 Plan provides for discretionary grants of stock options, stock appreciation rights and restricted stock.  The First Amendment to the 2009 Plan approved by stockholders at the May 13, 2013 annual meeting increased the number of shares of common stock reserved for awards thereunder to 1,500,000 (or 272,727 shares after the effect of 1-for-5.5 reverse stock split effected on August 20, 2018). Stock Options expire after ten years and vest over a three-year period; the exercise price of the options is set based upon the fair market value of our common stock at the date of the grant.  Shares of restricted stock vest over a three-year period.    The 2009 Plan terminated in accordance with its terms on March 19, 2019 and, as a result, no further awards may be granted under the 2009 Plan.

Awards for 2018 Fiscal Year

Effective as of December 19, 2018, Mr. O’Dell was granted 10,000 shares of restricted stock. The shares of restricted stock will vest ratably over a three-year period beginning on December 19, 2019.

Effective as of February 27, 2019, Mr. Helmsdoerfer was granted 5,000 shares of restricted stock.  The shares of restricted stock will vest ratably over a three-year period beginning on February 27, 2020.

Outstanding Equity Awards at Fiscal Year End

The following table shows information regarding equity awards outstanding to our named executive officers as of December 31, 2018.  All outstanding equity awards were granted under the 2009 Plan.

Outstanding Equity Awards at Fiscal Year-End for 2018
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)[1]	Market Value of Shares or Units of Stock That Have Not Vested ($)

Tim T. O'Dell	9,090	-	$7.87	10/16/23	-	$-
	9,090	-	$6.99	12/19/22	-	$-
					18,423	$215,365

John Helmsdoerfer	5,454	-	$7.87	10/16/23	-	$-
	5,454	-	$8.25	03/20/23	-	$-
					4,606	$53,844

(1) The unexercisable Restricted Stock Awards as of December 31, 2018 have a vesting date or will vest as follows:
Date	Mr. O'Dell	Mr. Helmsdoerfer
12/19/19	3,334	-
12/20/19	2,667	1,273
12/21/19	3,090	2,061
12/19/20	3,333	-
12/20/20	2,666	1,272
12/19/21	3,333	-
	18,423	4,606

Additional information regarding the number of shares of Company common stock that may be issued upon exercise of options, warrants and rights under the Company’s equity compensation plans as of December 31, 2018, is contained under the heading “PROPOSAL 5—APPROVAL OF THE CENTRAL FEDERAL CORPORATION 2019 EQUITY INCENTIVE PLAN—Summary of the Plan, As Proposed—New Plan Benefits” beginning on page 22 of this Proxy Statement.

Incentive Compensation Plan INFORMATION

On August 11, 2016, the Company adopted the Incentive Compensation Plan to enable it to attract and retain skilled employees, increase organizational and employee performance, promote employee retention, and allow personnel costs to vary along with revenues, all while appropriately balancing risk and financial rewards.

Under the Incentive Compensation Plan, the Compensation Committee is authorized to select the employees of the Company or any of its wholly-owned subsidiaries who are eligible to participate.  Under the Incentive Compensation Plan, designated employees are given the opportunity to earn awards of incentive compensation if the Company or CFBank achieves various performance objectives established by the Compensation Committee.

Pursuant to the Incentive Compensation Plan, designated employee participants may earn incentive compensation based on the satisfaction of corporate and/or strategic performance objectives over a prescribed performance period.  For each performance period, the Committee shall establish: (a) performance objectives used to determine the amount payable to each participant; (b) the requisite level of achievement of the performance objectives (which may include threshold, target and maximum levels); (c) the method for determining the amount payable based on the achievement of the performance objectives; and (d) any other terms and conditions.

The performance criteria that the Committee may use to establish awards under the Incentive Compensation Plan include earnings or earnings per share (whether on a pre-tax, after-tax, operational or other basis); return on equity; return on assets; revenues; expenses or expense levels; one or more capital or operating ratios; stock price; stockholder return; market share; cash flow; capital expenditures; net borrowing, debt, leverage levels or debt ratings; strategic objectives (including, mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions); net asset value per share; growth in deposits or assets; asset or credit quality; economic value added; regulatory compliance; or such other measures as the Board may select from time to time.

In order to receive a payment of incentive compensation under the Incentive Compensation Plan, a participant must remain employed on the payment date.  However, if a participant’s employment is terminated prior to the payment date due to death, disability or retirement (as defined in the Incentive Compensation Plan), the participant may receive a prorated payment.

2018 Incentive Compensation Plan Awards

On January 24, 2018, the Compensation Committee and the Board of Directors approved the establishment of 2018 awards (the “2018 incentive awards”) to Timothy O’Dell  and John Helmsdoerfer under the Incentive Compensation Plan.  The 2018 incentive awards permitted the employees selected as participants to earn a specified “target” percentage of the incentive pool based upon the satisfaction of certain performance objectives over a one-year performance period ending on December 31, 2018.   The maximum incentive award that could be earned by each participant was an amount equal to 100% of such participant’s base compensation.  The amount of the incentive that could be earned by each participant under the 2018 incentive awards was based on the level of achievement of the following performance objectives over a performance period of one year beginning on January 1, 2018:

•	pre-tax net income of CFBank;
•	increase in CFBank’s earnings assets;
•	increase in CFBank’s core deposits growth;
•	amount of CFBank’s criticized assets; and
•	market capitalization of the Company.

The 2018 incentive awards could be earned at different levels, depending on the level of attainment of the performance objectives.  The Compensation Committee established both “threshold” and “maximum” targets with respect to performance objectives and weighted percentages to be earned based upon these targets.  The potential payouts for the incentive awards ranged from 0% if certain “threshold” targets were not achieved, to 90% if the “maximum” targets were achieved with respect to all performance objectives.  The Board also had discretion to grant participants a supplementary discretionary bonus not to exceed 10% of the participant’s share of the incentive pool as determined by the Board in its sole discretion.

Based on the Company’s performance in 2018, the target objectives were achieved at various levels under the 2018 incentive awards for each of Messrs. O’Dell and Helmsdoerfer.  As a result, Messrs. O’Dell and Helmsdoerfer earned incentive bonuses in the amount of $300,000 and $160,000, respectively, for 2018.  The amount paid to each named executive officer with respect to the 2018 incentive awards is included under the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table under the heading “2018 COMPENSATION” above.

EMPLOYMENT AGREEMENTS

Effective as of August 15, 2016, the Company and CFBank entered into employment agreements with each of Timothy T. O’Dell, President and Chief Executive Officer of CFBank, and John W. Helmsdoerfer, Executive Vice President and Chief Financial Officer of CFBank.  The employment agreements with Mesrsrs. O’Dell and Helmsdoerfer were subsequently amended and restated effective as of April 22,  2019.  As amended, each employment agreement has a current term ending on December 31, 2021.  Annually, the Boards of Directors of CFBank and the Company review each employment agreement to determine whether extension of the employment agreement for an additional 12 months is appropriate.  Pursuant to each named executive officer’s employment agreement, Mr. O’Dell is entitled to receive a base annual salary of not less than $315,000 and Mr. Helmsdoerfer is entitled to receive a base annual salary of not less than $249,375.  In addition to the base annual salary, the employment agreements provide for, among other things, participation in incentive programs and other employee benefit plans and other fringe benefits applicable to executive employees.

The employment agreements provide for certain payments if the named executive officer executes a release of claims against CFBank and the Company and either: (i) has an involuntary termination without “cause” not in connection with a “change of control”, (ii) voluntarily terminates with “good reason” not in connection with a “change in control,” (iii) has an involuntary termination without “cause” during the first 24 months after a “change of control”, (iv) voluntarily terminates with “good reason” during the first 24 months after a “change in control,”(v) dies, or (vi) becomes disabled.

In the event of involuntary termination without “cause” or voluntary termination with “good reason,” the named executive officer would be entitled to receive a severance benefit equal to:

•	Salary continuation for 24 months for Mr. O’Dell and 18 months for Mr. Helmsdoerfer;

•

Payment of a pro rata portion (calculated based on the ratio of the number of days of employment during the performance period to the total number of days during the performance period) of any incentive compensation payable to the named executive officer with respect to the year in which the employment is terminated and payable when, if and to the extent that the bonus otherwise would have been payable had the named executive officer remained employed;

•

Payment of a lump sum equal to the product of 18 multiplied by the difference between the monthly premium cost for COBRA continuation coverage for the medical insurance benefits in effect for the named executive officer immediately prior to the termination and the monthly premium cost charged to an active employee for such coverage; and

•

Full vesting of all outstanding equity awards and stock options, which shall remain exercisable for the full option exercise period that would have applied had the named executive officer remained employed.

Upon the termination of the named executive officer without cause or the voluntary termination by the named executive officer with good reason within 24 months after a “change of control,” the named executive officer will receive a lump sum payment equal to a multiple (2 for Mr. O’Dell and 1.5 for Mr. Helmsdoerfer) of the sum of such terminated executive’s base salary on the date of termination and the average bonus paid to such terminated executive over the 24 month period preceding such termination.  The lump sum shall be paid within sixty days following the named executive officer’s termination date.  Upon the occurrence of such termination events, the named executive officer is also entitled to full vesting of all outstanding equity awards and stock options, which shall remain exercisable for the full option exercise period that would have applied had such terminated executive remained employed.  This change of control benefit shall be subject to reduction if necessary to comply with regulatory limitations on golden parachute payments or to avoid excise taxes under Internal Revenue Code Section 4999.

If during the term a named executive officer terminates employment due to his death or disability, as defined under the employment agreement, the executive is entitled to receive an amount equal to 1 year of his base salary, payable in 12 equal monthly installments commencing on the first business day of the second month beginning after his date of termination.  Any death/disability benefit provided under the employment agreement will be offset by any death or disability benefit or payment provided by or on behalf of CFBank or Company, whether insured or self-insured.  All outstanding stock options shall become vested as of the date of termination due to his death or disability, and shall remain exercisable in accordance with the terms of each applicable option award agreement.

The employment agreements also require each of the named executive officers to comply with a non-solicitation covenant during his employment with CFBank and Company during the term of the employment agreements and for a period of one year thereafter (or, if longer, the number of months of severance payments under the employment agreement).

The employment agreements also provide for a clawback of any incentive paid to, credited to an account on behalf or, or vested in the named executive officer within the prior twenty-four (24) months under certain circumstances if it is later determined that the incentive is directly attributable to materially misleading financial statements.  If applicable law or exchange listing regulation would require a more extensive clawback of any incentive, the employment agreements will be deemed to require the minimum clawback necessary to comply with such law or regulation.

PROPOSAL 2 –

NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and corresponding SEC rules enable the Company’s stockholders to vote to approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with SEC rules.  As a result, the Board of Directors is submitting the following resolution for stockholder approval at the Meeting:

“RESOLVED, that the stockholders of Central Federal Corporation (the “Company”) hereby approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement for its 2019 Annual Meeting of Stockholders pursuant to Item 402 of SEC Regulation S-K, including the compensation tables, notes and narrative disclosures contained under the heading “COMPENSATION OF EXECUTIVE OFFICERS” in the Company’s Proxy Statement.

The Board of Directors believes that the Company’s compensation policies and procedures, which are reviewed and approved by the Compensation Committee, are effective in aligning the compensation of the Company’s named executive officers with the Company’s short-term goals and long-term success and that such compensation and incentives are designed to attract, retain and motivate the Company’s key executives who are directly responsible for the Company’s continued success.  The Board of Directors believes that the Company’s compensation policies and practices do not threaten the value of the Company or the investments of the Company’s stockholders or create incentives to engage in behaviors or business activities that are reasonably likely to have a material adverse impact on the Company.  The Board of Directors further believes that the Company’s compensation policies and procedures are reasonable in comparison both to the Company’s peer bank holding companies and to the Company’s performance during the past year.

Stockholders are encouraged to carefully review the information provided in this Proxy Statement regarding the compensation of the Company’s named executive officers in the section captioned “COMPENSATION OF EXECUTIVE OFFICERS” beginning on page 13 of this Proxy Statement.

Similar “Say on Pay” proposals were approved by a majority of the votes cast at each of the Company’s last six annual meetings of stockholders.

Because your vote is advisory, the outcome of the vote will not: (i) be binding upon the Company’s Board of Directors or the Compensation Committee with respect to future executive compensation decisions, including those relating to the Company’s named executive officers, or otherwise; (ii) overrule any decision made by the Company’s Board of Directors or the Compensation Committee; or (iii) create or imply any additional fiduciary duty by the Company’s Board of Directors or the Compensation Committee.  However, the Compensation Committee expects to take into account the outcome of the advisory vote when considering future executive compensation arrangements.

Recommendation and Vote

Under the Company’s Bylaws, the affirmative vote of a majority of the votes cast is required to approve Proposal 2.  Abstentions and broker non-votes will not be counted as votes “FOR” or “AGAINST” this proposal and will have no effect on the outcome of this proposal.

The Board of Directors recommends that you vote “FOR” Proposal 2.

PROPOSAL 3 –

NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE STOCKHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION

In Proposal 2 above, stockholders are being asked to vote on an advisory resolution on the approval of the compensation of the Company’s named executive officers.  The Company’s stockholders have previously voted on this type of advisory resolution every year since 2013.  Under the Dodd-Frank Act and corresponding SEC rules, the Company is required to include a separate resolution subject to a separate stockholder advisory vote at least once every six years with respect to the frequency of the future advisory votes on the compensation of the Company’s named executive officers.  The last such advisory vote occurred at the Company’s 2013 annual meeting of stockholders.  As a result, the Company is now asking stockholders to vote, on an advisory and non-binding basis, on how frequently they would like to cast an advisory vote on the compensation of the Company’s named executive officers.  By voting on this proposal, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation every one year, every two years or every three years.  Accordingly, the following resolution is submitted for an advisory stockholder vote at the Annual Meeting:

“RESOLVED, that the stockholders of Central Federal Corporation (the “Company”) advise that an advisory resolution with respect to executive compensation should be presented to the Company’s stockholders every 1 year,  every 2 years, or every 3 years, as reflected by the stockholders’ votes for each of these alternatives in connection with this resolution.”

In voting on this resolution, you should mark your proxy card or submit your voting instructions for every “1  YEAR”, every “2  YEARS” or every “3  YEARS” based on your preference as to the frequency with which an advisory vote on executive compensation should be held.  If you have no preference, you may “ABSTAIN”.

After careful consideration, the Board of Directors has determined that holding an advisory vote on the compensation of the Company’s named executive officers every one year continues to be the most appropriate for the Company, and unanimously recommends that you vote for a frequency of every one year for future advisory votes on the compensation of the Company’s named executive officers.  While the Company’s executive compensation programs are designed to promote both short-term and long-term alignment between pay and performance, the Company’s Board of Directors recognizes that executive compensation disclosures are made annually.  Holding an annual advisory vote on the compensation of the Company’s named executive officers provides the Company with more direct and immediate feedback on the Company’s compensation disclosures.  However, stockholders should note that because the advisory vote on the compensation of the Company’s named executive officers occurs well after the beginning of the compensation year, and because the different elements of the Company’s executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases, it may not be feasible or appropriate to change the Company’s executive compensation programs in consideration of any one year’s advisory vote on the compensation of the Company’s executive compensation program by the time of the following year’s annual meeting of stockholders.

The Board of Directors understands that the Company’s stockholders may have different views as to what is appropriate frequency for advisory votes on the compensation of the Company’s named executive officers, and the Board of Directors and Compensation Committee will carefully review the voting result on this Proposal 3.  However, because your vote is advisory, it will not: (i) be binding upon the Company’s Board of Directors or the Compensation Committee with respect to the frequency of future advisory votes on the compensation of the Company’s named executive officers; (ii) overrule any decision made by the Company’s Board of Directors of the Compensation Committee; or (iii) create or imply any additional fiduciary duty by the Company’s Board of Directors or the Compensation Committee.  Notwithstanding the outcome of the stockholder advisory vote, the Company’s Board of Directors may in the future decide to conduct advisory votes on a more or less frequent bases and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

Recommendation and Vote

Under the Company’s Bylaws, the affirmative vote of a majority of the votes cast is required to approve, on a non-binding advisory basis, one of the selections as to the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers.  Abstentions and broker non-votes will not be counted as votes cast with respect to any of the selections and will have no effect on the outcome of this proposal.

The Board of Directors recommends holding an advisory vote for the approval of the compensation of the Company’s named executive officers every “1  YEAR.”

PROPOSAL 4  –

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The appointment of the Company’s independent registered public accounting firm is made annually by the Audit Committee.  The Audit Committee, with the approval of the Board of Directors, has appointed BKD, LLP to serve as the Company’s independent registered public accounting firm for 2019, subject to ratification by stockholders. BKD, LLP audited the Company’s consolidated financial statements for the fiscal year ended December 31, 2018.

One or more representatives of BKD, LLP is expected to be present at the Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he, she or they desire to do so.

Recommendation and Vote

Under the Company’s Bylaws, the affirmative vote of a majority of the votes cast is required to ratify the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.  Abstentions will not be counted as votes “FOR” or “AGAINST” this proposal and will have no effect on the outcome of this proposal.  Even if the appointment of BKD, LLP is ratified by the stockholders, the Audit Committee, in its discretion, could decide to engage another firm if the Audit Committee determines such action is necessary or desirable.  If the appointment of BKD, LLP is not ratified, the Audit Committee will reconsider the appointment (but may decide to maintain the appointment).

The Board of Directors recommends that you vote “FOR” Proposal 4.

PROPOSAL 5  –

APPROVAL OF THE CENTRAL FEDERAL CORPORATION 2019 EQUITY INCENTIVE PLAN

On March 27, 2019, the Board unanimously adopted, subject to approval by the Company’s stockholders, the Central Federal Corporation 2019 Equity Incentive Plan, a general description of which is set forth below and a copy of which is attached hereto as Annex A (the “Plan”).  At the Meeting, the stockholders will be asked to approve the Plan.  The stockholders of the Company are urged to review the Plan carefully. If you have any questions concerning the Plan that you wish to discuss prior to the Meeting, please contact Ivory Brown at (614) 334-7979.

PURPOSE

The purpose of the Plan is to advance the interests of the Company and its stockholders by affording to directors and employees an opportunity to acquire or increase their proprietary interest in the Company by the grant to such persons of equity-based awards pursuant to the terms set forth under the Plan.  By encouraging such persons to become owners of the Company, the Company seeks to attract, motivate, reward and retain those highly competent individuals whose judgment, initiative, leadership and efforts are key to the success of the Company.  The Plan serves these purposes by making equity-based awards available for grant to eligible participants in the form of nonqualified stock options (“NQSOs”), incentive stock options (“ISOs” and together with NQSOs, “Options”), Stock Appreciation Rights (“SARs”), Restricted Stock, and Restricted Stock Units (“RSUs”).

Summary of the Plan, as Proposed

The material features of the Plan, as it is proposed, are summarized below. This summary is qualified in its entirety by reference to the complete text of the proposed Plan, which is attached to this Proxy Statement as Annex A.

Available Shares of Common stock

Subject to the adjustments discussed below, the aggregate number of shares of common stock of the Company available for the grant of awards under the Plan will be 300,000, plus any shares that are subject to grants under the Central Federal Corporation 2009 Equity Compensation Plan and that are later forfeited or expire.  Common stock issued under the Plan may consist of: (a) treasury shares; (b) authorized but unissued shares of common stock not reserved for any other purpose; or (c) shares of common stock purchased by the Company in the open market for such purpose.

If awards granted under the Plan expire, are terminated, or are canceled for any reason without being fully exercised or settled as applicable, new awards may be granted under the Plan covering the number of shares of common stock subject to such expired, terminated, or canceled awards. Shares of common stock that are withheld from or that are tendered by a director or an employee (either by delivery or attestation) in payment of an exercise price or to cover withholding tax obligations will not be available for future grants under the Plan.

In the event of any common stock dividend, common stock split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares or similar corporate change affecting the common stock of the Company, the Compensation Committee will appropriately adjust: (a) the number of shares of common stock that may be issued under the Plan; (b) the aggregate number of shares of common stock available for awards or subject to outstanding awards; (c) the respective exercise price, number of shares of common stock and other limitations applicable to outstanding awards; and (d) other factors, limits, or terms affecting any outstanding awards granted under the Plan.

Subject to the anti-dilution adjustment provisions described above, during any fiscal year of the Company in which the Plan is in effect, the Compensation Committee may not grant any participant one or more awards covering more than 75,000 shares of common stock.  Further, the aggregate fair market value of such shares of common stock (under all plans of the Company and all of its affiliates), with respect to which ISOs are exercisable for the first time by a person during any calendar year may not exceed $100,000.  Any options that exceed $100,000 will be treated as NQSOs.

Administration

The Compensation Committee will administer the Plan.

In its capacity as plan administrator, the Compensation Committee will determine which participants will be granted awards, the number of shares of common stock subject to each award and the terms and conditions of each award.   The Compensation Committee will also have full power and authority to: (a) establish, amend, and rescind rules and regulations relating to the Plan; (b) interpret and administer the Plan and all related award agreements; and (c) make any other determinations and take any other action that the Compensation Committee deems necessary or desirable for the administration of the Plan.  Any action taken by the Compensation Committee will be final, binding, and conclusive on all persons interested in the Plan.

The effective date of the Plan is March 27, 2019,  which is the date the Plan was approved by the Board, subject to stockholder approval.  The Plan will terminate upon the earliest of: (a) the tenth anniversary of the effective date of the Plan; (b) the date on which all shares of common stock available for issuance under the Plan have been issued pursuant to the exercise or settlement of awards granted under the Plan or with respect to which payments have been made upon the exercise of SARs or other rights; or (c) the determination of the Board to terminate the Plan.  No awards may be granted under the Plan after such termination date, provided that the awards granted and outstanding on such date will continue in full force and effect in accordance with the relevant award agreement.

Types of Awards

Options

The Compensation Committee may grant Options at any time during the term of the Plan in such number, and upon such terms and conditions, as the Compensation Committee determines.  The exercise price of any Option must be at least equal to the fair market value of a share of common stock on the date the Option is granted, and may be paid: (a) in cash; (b) by tendering previously-acquired shares of common stock; (c) by a cashless exercise (including by withholding shares of common stock deliverable upon exercise and through a broker-assisted arrangement to the extent permitted by applicable law); or (d) by any combination of the payment methods set forth in the foregoing points (b) and (c).  The Compensation Committee will also determine the term of the Option (which may not exceed a period of ten years from the grant date), the vesting terms and conditions (subject to a minimum vesting period of three years for time-based vesting awards), and any other terms and conditions of the Option, all of which will be reflected in the related award agreement.  If any participant desires to dispose of shares of common stock delivered pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Internal Revenue Code, such participant must notify the Company of such disposition within ten days thereof.

Stock Appreciation Rights

The Compensation Committee may grant SARs at any time during the term of the Plan in such number, and upon such terms and conditions, as the Compensation Committee determines.  The exercise price of a SAR granted under the Plan must be at least equal to the fair market value of a share of common stock on the date the SAR is granted. A participant may exercise a SAR by giving written notice of exercise on a form acceptable to the Compensation Committee specifying the portion of the SAR to be exercised.  The Compensation Committee will also determine the term of the SAR (which may not exceed a period of ten years from the grant date), the vesting terms and conditions (subject to a minimum vesting period of three years for time-based vesting awards), and any other terms and conditions of the SAR, all of which will be reflected in the related award agreement.  The total appreciation available to a participant from an exercise of a SAR will be paid in a single lump sum payment in either cash or shares of common stock, as determined by the Compensation Committee.

Restricted Stock

The Compensation Committee may grant shares of Restricted Stock at any time during the term of the Plan in such number, and upon such terms and conditions, as the Compensation Committee determines. Restricted Stock consists of common stock issued to a participant subject to forfeiture based upon satisfaction of certain terms, conditions and restrictions which may include, without limitation: (a) a requirement that the participant pay a purchase price for each share of Restricted Stock; (b) restrictions based on the achievement of specific performance goals; (c) time-based restrictions; or (d) holding requirements or sale restrictions upon vesting and settlement.  The Compensation Committee will determine the terms, conditions, and restrictions applicable to each Restricted Stock award, all of which will be reflected in the related award agreement.  In the Compensation Committee’s sole discretion, all shares of Restricted Stock will be held by the Company as escrow agent or issued to the participant in the form of certificates bearing a legend describing the restrictions imposed on the shares of common stock.

During the period that shares of Restricted Stock remain subject to forfeiture: (a) a participant may not sell or otherwise transfer such shares; and (b) unless otherwise provided in the related award agreement, a participant will generally be entitled to exercise full voting rights and receive all dividends paid with respect to such shares (except that receipt of any such dividends will be subject to the same terms, conditions, and restrictions that apply to such shares).  At the end of the restriction period: (a) the participant will forfeit the shares of Restricted Stock if all terms, conditions and restrictions specified in the related award agreement have not been met; or (b) the Company will distribute the shares of Restricted Stock to the participant if all terms, conditions and restrictions specified in the related award agreement have been met.

In the event a participant wishes to elect under Section 83(b) of the Internal Revenue Code to include in gross income in the year of grant the amounts specified in such Section, the participant must notify the Company within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing or notification required pursuant to regulations issued under the Internal Revenue Code.

Restricted Stock Units

The Compensation Committee may grant RSUs at any time during the term of the Plan in such number, and upon such terms and conditions, as the Compensation Committee determines.  An RSU consists of a right to receive a specified number of shares of common stock or a cash payment equal to the fair market value of a specified number of shares of common stock, the settlement of which is subject to specified restrictions on vesting and transferability which may include, without limitation: (a) restrictions based on the achievement of specified performance goals; (b) time-based restrictions; (c) holding requirements or sale restrictions; or (d) sale restrictions placed on the underlying shares of common stock by the Company upon vesting.  The Compensation Committee will determine the terms, conditions, and restrictions applicable to each RSU award, all of which will be reflected in the related award agreement.  An award of RSUs may be settled in full shares of common stock, in cash, or in a combination thereof, as set forth in the relevant award agreement.  Awards of RSUs may provide the participant with dividend equivalents, provided that such dividend equivalents must be subject to the same terms and conditions, including the applicable forfeiture conditions, as the RSUs.  A participant will not have voting rights with respect to shares of common stock underlying RSUs.

Transferability

Except as otherwise provided in an award agreement: (a) a participant may not sell, assign, alienate, pledge, attach, sell or otherwise transfer or encumber any award granted under the Plan, except by will or the laws of descent and distribution; and (b) during a participant’s lifetime, only the participant or his or her guardian or legal representative may exercise an award.

Effect of Termination, Disability, or Death

Termination

If a director or employee is terminated for any reason, other than retirement, disability, death, or termination for cause, before the date of expiration of the awards held by such participant: (a) any Options and SARs that are not exercisable, and any unvested Restricted Stock and RSUs, will become null and void on the date of such termination; and (b) all exercisable Options and SARs will terminate on the earlier of (i) the date of expiration of the Options and/or SARs or (ii) three months following the date of termination.

Retirement

If a participant retires before the date of expiration of the awards held by such participant: (a) any Options and SARs that are not exercisable, and any unvested Restricted Stock and RSUs, will become null and void on the date of such retirement; (b) all exercisable Options and SARs will terminate on the earlier of the date of expiration of the Options and/or SARs or one year following the date of retirement; and (c) to the extent provided in the award agreement, any unvested RSUs will become fully vested.

Disability or Death

If a participant’s service as a director or an employee terminates due to death or disability prior to the expiration of the awards held by such participant: (a) any Options and SARs that are not exercisable will become exercisable and all Options and SARs will terminate upon the earlier of (i) the date of expiration of the Options and/or SARs, as applicable, or (ii) one year following the date of the participant’s death or disability; and (b) any unvested Restricted Stock and RSUs will become fully vested.

Termination for Cause

If a participant’s service as a director or an employee is terminated for Cause, as defined under the Plan, any outstanding award will become null and void on the date of termination.

EFFECT OF A CHANGE IN CONTROL

Upon a Change in Control, as defined under the Plan, (a) all Options and SARs will immediately become exercisable and will remain as such through the term of such Option or SAR, and (b) any unvested Restricted Stock and RSUs will become fully vested.

In the event of a Change in Control, each outstanding Option or SAR may be assumed or an equivalent option or right will be substituted by the successor corporation or a parent or subsidiary of such successor corporation.  If such successor corporation does not agree to assume the outstanding options or to substitute equivalent options or rights, each Option, at the direction of the Compensation Committee: (a) may be canceled by the Company in exchange for (i) a transfer to the participant of the number of whole shares of common stock, if any, equal to the fair market value of the then-difference between the exercise price of the Option or SAR and the fair market value of the common stock issuable upon the Option’s or SAR’s exercise, or (ii) a cash payment equal to the then-difference between the exercise price of the Option or SAR and the fair market value of the stock issuable upon the Option’s or SAR’s exercise; or (b) may be canceled by the Company if the exercise price equals or exceeds the fair market value of a share of common stock on a date set by the Board.

Tax Withholding

The Company will withhold from amounts distributed under the Plan or require the relevant participant to remit to the Company an amount sufficient to satisfy all federal, state, and local income and employment tax withholding requirements with respect to any amounts paid pursuant to the Plan.  At the discretion of the Compensation Committee, a participant may be permitted to pay to the Company the withholding amount in the form of cash, shares of common stock owned by the participant for at least the previous six months, or by having the Company withhold shares of common stock from the settlement of the award.

No Repricing

Except in connection with a corporate transaction involving the Company, the terms of outstanding awards may not be amended without stockholder approval to reduce the exercise price of outstanding Options or SARs or to cancel outstanding Options or SARs in exchange for cash, Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs, or other awards or property.

Amendment or Termination

The Compensation Committee may terminate, modify, or amend the Plan at any time.  No such action to amend the Plan may reduce the then-existing number of awards granted to any participant or adversely change the terms and conditions thereof without such participant’s consent.

The Board may not amend the Plan, and the Compensation Committee may not amend an award agreement, in any manner that effectively: (a) allows any Option to be granted to an exercise price below the fair market value of the common stock on the date of the grant; (b) allows the exercise price of any Option previously granted to be reduced after the date of the grant; or (c) extends the Option term, unless and until the Compensation Committee determines that such extension does not cause the Option to cease to be exempt from Section 409A of the Internal Revenue Code.

In addition, no amendment of the Plan shall become effective without the approval of a majority of the stockholders: (a) if such amendment increases the maximum number of shares subject to the Plan (except as it relates to the anti-dilution provisions set forth above) or changes the designation or class of persons eligible to receive awards under the Plan; (b) to make any grants of awards after any change in the granting corporation (for example, by assumption of the Plan by another corporation) or in the definition of stock under the Plan; or (c) if counsel for the Company determines that such approval is otherwise required by or necessary to comply with applicable law.

NEW PLAN BENEFITS

All awards granted under the Plan will be at the discretion of the Compensation Committee and, in the case of performance-based awards, dependent upon the Company’s future performance. As a result, the specific number and terms of awards that (a) will be granted to participants or (b) would have been granted to participants during the 2018 fiscal year had the Plan been in place, are not determinable.

The following table provides information as of December 31, 2018, with respect to the shares of common stock of the Company that may be issued under the Company’s existing equity compensation plans.  Although awards outstanding under the Central Federal Corporation 2009 Equity Incentive Plan will remain in effect in accordance with their respective terms, the 2009 Plan terminated in accordance with its terms on March 19, 2019 and, as a result, no further awards may be granted under the 2009 Plan.

Equity Compensation Plan Information

(as of December 31, 2018)

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans

Equity compensation plans approved by stockholders	96,379	$ 7.65	33,837

Equity compensation plans not approved by stockholders	-	-	-

Total	96,379	$ 7.65	33,837

U.S. Federal Income Tax Consequences

The following is a brief summary of the general U.S. federal income tax consequences relating to participation in the Plan. This summary is based on U.S. federal tax laws and Treasury Regulations in effect on the date of this Proxy Statement and does not purport to be a complete description of the U.S. federal income tax laws.  In addition, this summary does not constitute tax advice or describe federal employment, state, local or foreign tax consequences.  Each participant is advised to consult with his or her tax advisor concerning the U.S. federal income tax and other tax consequences of participating in the Plan.

Incentive Stock Options

The Company intends for ISOs to qualify for special treatment available under Section 422 of the Internal Revenue Code.  A participant will not recognize taxable income when an ISO is granted, and we will not receive a deduction at that time.  A participant will not recognize ordinary income upon the exercise of an ISO, provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the grant date of the ISO and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant’s employment is terminated due to disability).

If the participant does not sell or otherwise dispose of the shares of common stock acquired upon the exercise of an ISO within two years from the grant date of the ISO or within one year after the participant receives the shares, then, upon disposition of such shares of common stock, any amount realized in excess of the exercise price will be taxed to the participant as a capital gain, and we will not be entitled to a corresponding deduction.  The participant generally will recognize a capital loss to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant generally will recognize ordinary income at the time of the disposition of the shares of common stock in an amount equal to the lesser of: (a) the excess of the fair market value of the shares on the date of exercise over the exercise price; or (b) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction.  Any amount realized in excess of the value of the shares of common stock on the date of exercise will be capital gain.  If the amount realized is less than the exercise price, the participant generally will recognize a capital loss equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

The rules that generally apply to ISOs do not apply when calculating any alternative minimum tax liability.  The rules affecting the application of the alternative minimum tax are complex, and their effect depends on individual circumstances, including whether a participant has items of adjustment other than those derived from ISOs.

Nonqualified Stock Options

A participant will not recognize any income when a NQSO is granted, and we will not receive a deduction at that time.  However, when a NQSO is exercised, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the shares of common stock that the participant purchased on the date of exercise over the exercise price.  If a participant uses shares of common stock or a combination of shares and cash to pay the exercise price of a NQSO, the participant will recognize ordinary income equal to the value of the excess of the number of shares that the participant purchases over the number of shares that the participant surrenders, less any cash the participant uses to pay the exercise price.  When a NQSO is exercised, we will be entitled to a deduction equal to the ordinary income that the participant recognizes.

If the amount a participant receives upon disposition of the shares of common stock that the participant acquired by exercising a NQSO is greater than the sum of the aggregate exercise price that the participant paid plus the amount of ordinary income recognized by the participant upon exercise, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the shares for more than one year after the participant acquired them by exercising the NQSO.  Conversely, if the amount a participant receives upon disposition of the shares of common stock that the participant acquired by exercising a NQSO is less than the sum of the aggregate exercise price the participant paid plus the amount of ordinary income recognized by the participant upon exercise, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the shares for more than one year after the participant acquired them by exercising the NQSO.

Stock Appreciation Rights

A participant will not recognize taxable income when a SAR is granted, and we will not receive a deduction at that time.  When an SAR is exercised, a participant will recognize ordinary income equal to the excess of the cash and/or the fair market value of the shares of common stock the participant receives over the aggregate exercise price of the SAR, if any, and we will be entitled to a corresponding deduction.  If the amount a participant receives upon disposition of the shares of common stock that the participant acquired by exercising a SAR is greater than the sum of the aggregate exercise price that the participant paid plus the amount of ordinary income recognized by the participant upon exercise, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the shares for more than one year after the participant acquired them by exercising the SAR.  Conversely, if the amount a participant receives upon disposition of the shares of common stock that the participant acquired by exercising a SAR is less than the sum of the aggregate exercise price that the participant paid plus the amount of ordinary income recognized by the participant upon exercise, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the shares for more than one year after the participant acquired them by exercising the SAR.

Restricted Stock

Unless a participant makes a Section 83(b) Election, the participant generally will not recognize taxable income when Restricted Stock is granted, and we will not receive a deduction at that time. Instead, a participant will recognize ordinary income when the Restricted Stock vests (i.e., when the underlying shares of common stock are freely transferable or not subject to a substantial risk of forfeiture) equal to the fair market value of the shares of common stock that the participant receives when the terms, conditions and restrictions have been met, less any consideration paid for the Restricted Stock, and we generally will be entitled to a deduction equal to the income that the participant recognizes.

If the amount a participant receives upon disposition of these shares of common stock is greater than the fair market value of the shares when the Restricted Stock vested, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the shares for more than one year after the Restricted Stock vested.  Conversely, if the amount the participant receives upon disposition of these shares of common stock is less than the fair market value of the shares when the Restricted Stock vested, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the shares for more than one year after the Restricted Stock vested.

If a participant makes a Section 83(b) Election, the participant will recognize ordinary income on the grant date equal to the fair market value of the shares of common stock subject to the Restricted Stock award on the grant date, and we will be entitled to a deduction equal to the income that the participant recognizes at that time.  However, the participant will not recognize income when (and if) the Restricted Stock vests.  If a participant who has made a Section 83(b) Election earns the shares of common stock subject to a Restricted Stock award, any appreciation between the grant date and the date the participant disposes of the shares will be treated as a long-term or short-term capital gain, depending on whether the participant held the shares for more than one year after the grant date.  Conversely, if the amount the participant receives upon disposition of these shares of common stock is less than the fair market value of the shares on the grant date, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the shares for more than one year after the grant date.  Also, if a participant forfeits his or her Restricted Stock, the participant cannot take a tax deduction in connection with the forfeiture of the Restricted Stock subject to a Section 83(b) Election.

Restricted Stock Units

A participant will not recognize taxable income when a RSU is granted, and we will not receive a deduction at that time.  When a RSU vests and is settled, the participant will recognize ordinary income equal to the cash and/or the fair market value of the shares of common stock the participant receives at the time of settlement, and the Company will be entitled to a corresponding deduction.

If the amount a participant receives upon disposition of the shares of common stock received upon settlement of the RSU is greater than the fair market value of the shares when the RSU vested, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the shares for more than one year after the RSU vested.  Conversely, if the amount the participant receives upon disposition of these shares of common stock is less than the fair market value of the shares when the RSU vested, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the shares for more than one year after the RSU vested.

Section 409A

Section 409A of the Internal Revenue Code imposes certain restrictions on amounts deferred under non-qualified deferred compensation plans and a 20% additional tax on amounts that are subject to, but do not comply with, Section 409A.  Section 409A includes a broad definition of non-qualified deferred compensation plans, which includes certain types of equity incentive compensation.  The Company intends for the awards granted under the Plan to comply with or be exempt from the requirements of Section 409A and the Treasury Regulations promulgated thereunder.

Section 162(m)

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly held companies (such as the Company) for compensation paid in excess of $1,000,000 per “covered employee” in any year.  While the Company expects that all awards under the Plan will be tax deductible, it is possible for awards to be granted under the Plan that would not be fully tax deductible under Section 162(m).

Recommendation and Vote

The affirmative vote of a majority of the votes cast is required to approve the Central Federal Corporation 2019 Equity Incentive Plan.  Abstentions and broker non-votes will not be counted as votes “FOR” or “AGAINST” this proposal and will have no effect on the outcome of this proposal.

The Board of Directors recommends that you vote “FOR” Proposal 5.

BENEFICIAL OWNERSHIP OF

COMPANY COMMON STOCK

The following table provides information as of April 12, 2019 about the persons known by the Company to be beneficial owners of more than 5% of the Company’s outstanding common stock.  A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock Outstanding (1)

Edward W Cochran (2)	304,874	6.9%
20030 Marchmont Road
Shaker Heights, OH 44122

AllianceBernstein L.P. (3)	297,290	6.8%
1345 Avenue of the Americas
New York, NY 10105

Elizabeth Park Capital Advisors, Ltd. (4)	234,584	5.3%
29525 Chagrin Blvd
Pepper Pike, OH 44122

(1) Percent of Common Stock Ownership is computed based on the sum of (a) 4,392,296 shares of common stock outstanding on April 12, 2019, (b) the number of shares of common stock, if any, as to which the named person has the right to acquire beneficial ownership upon the exercise of options which are currently exercisable or will first become exercisable within 60 days after April 12, 2019, and (c) the number of shares of common stock, if any, as to which the named person has the right to acquire beneficial ownership upon the exercise of Warrants to purchase common stock of the Company.

(2) Based on information provided to the Company. Mr. Cochran has sole voting power over 304,874 shares of the outstanding common stock of the Company.

(3) Based on information contained in a statement on Schedule 13G filed on February 14, 2019, AllianceBernstein L.P. has shared voting power and shared investment power over 297,290 shares of the outstanding common stock of the Company.

(4) Based on information contained in a statement on Schedule 13G filed on February 14, 2019, Elizabeth Park Capital Advisors, Ltd. has shared voting power and shared investment power over 234,584 shares of the outstanding common stock of the Company.

The following table sets forth information as of April 12, 2019 with respect to the number of shares of the Company's common stock considered to be beneficially owned by each director or nominee for director of the Company, by each executive officer named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group.  A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

	Amount and Nature of Beneficial Ownership (1) (2)
	Shares	Percent

Robert E Hoeweler, Chairman of the Board, Director (3)	51,851	1.2%
Thomas P. Ash, Director (4)	23,764	*
Edward W Cochran, Director (5)	304,874	6.9%
James H. Frauenberg, Director (6)	173,086	3.9%
John W. Helmsdoerfer, Chief Financial Officer (7)	35,487	*
Robert H. Milbourne, Director (8)	29,499	*
Timothy T. O'Dell, President, Chief Executive Officer, Director (9)	208,792	4.7%
David L. Royer, Director	6,650	*

All directors and executive officers as a group (8 persons)	834,003	18.6%

* Indicates less than 1% ownership.

(1)    Unless otherwise indicated, each executive officer of director has voting and investment power with respect to all of the shares reflected in the table for such executive officer or director. The mailing address of each of the executive officers and directors of the Company is 7000 N. High Street, Worthington, Ohio 43085.

(2)  Percent of ownership is computed based on the sum of (a) 4,392,296 shares of common stock outstanding on April 12. 2019, (b) the number of shares of common stock, if any, as to which the named person or group has the right to acquire beneficial ownership upon the exercise of options which are currently exercisable or will first become exercisable within 60 days after April 12, 2019, and (c) the number of shares of common stock, if any, as to which the named person or group has the right to acquire beneficial ownership upon the exercise of Warrants to purchase common stock of the Company.

(3) Includes (a) options to acquire 14,544 shares of common stock which are currently exercisable or will first become exercisable within 60 days after April 12, 2019.

(4) Includes options to acquire 4,545 shares of common stock which are currently exercisable or will first become exercisable within 60 days after April 12, 2019.

(5) Includes (a) options to acquire 4,545 shares of common stock which are currently exercisable or will first become exercisable within 60 days after April 12, 2019, and (b) Warrants to acquire 16,545 shares of common stock.

(6)  Includes (a) options to acquire 4,545 shares of common stock which are currently exercisable or will first become exercisable within 60 days after April 12, 2019, and (b) Warrants to acquire 16,545, shares of common stock.

(7) Includes (a) options to acquire 10,908 shares of common stock which are currently exercisable or will first become exercisable within 60 days after April 12, 2019, and (b) Warrants to acquire 290 shares of common stock.

(8) Includes options to acquire 4,545 shares of common stock which are currently exercisable or will first become exercisable within 60 days after April 12, 2019.

(9)   Includes (a) options to acquire 18,180 shares of common stock which are currently exercisable or will first become exercisable within 60 days after April 12, 2019, and (b) Warrants to acquire 8,363 shares of common stock.  Also includes 5,454 shares of common stock owned by Colleen O’Dell, Mr. O’Dell’s spouse, and 909 shares of common stock owned by Colleen O’Dell as custodian for Mr. O’Dell’s daughter, Sara F. O’Dell.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.  Section 16(a) of the Exchange Act requires the Company’s executive officers and directors and persons who own more than 10% of any registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Executive officers, directors and beneficial owners of more than 10% of the outstanding common stock of the Company are required by regulations of the SEC to furnish the Company with copies of all Section 16(a) reports they file. To the Company’s knowledge, based solely on a review of the Section 16(a) reports filed on behalf of these persons and written representations that no other Section 16(a) reports were required to be filed for transactions during 2018, all filing requirements applicable to executive officers, directors and beneficial owners of more than 10% of the outstanding common stock of the Company under Section 16(a) of the Exchange Act were complied with, except that Timothy T. O’Dell had one late Form 4 filing in 2018 reporting a total of one transaction.

AUDIT COMMITTEE MATTERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BKD has served as the Company’s independent registered public accounting firm since 2014.  The Board of Directors of the Company, upon the recommendation of the Audit Committee, approved the engagement of BKD to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2018.  The engagement of BKD as the Company’s independent registered public accounting firm for 2018 was also ratified by the Company’s stockholders at the 2018 annual meeting of stockholders.

PRE-APPROVAL OF SERVICES

The Company’s Audit Committee must pre-approve all engagements of the independent registered public accounting firm by the Company and its subsidiaries, including CFBank, as required by the Audit Committee’s charter and the rules of the Securities and Exchange Commission.  Prior to the beginning of each fiscal year, the Audit Committee approves an annual estimate of fees for engagements, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent registered public accounting firm’s independence from management.  In addition, the Audit Committee evaluates any potential engagements of the independent registered public accounting firm, including the scope of the proposed work to be performed and the proposed fees, and approves or rejects each service.  Management may present additional services for approval at subsequent Committee meetings during the fiscal year.  The Audit Committee has delegated to the Audit Committee Chairman the authority to evaluate and approve engagements on behalf of the Audit Committee in the event a need arises for pre-approval between Committee meetings and in the event the engagement for services was within the annual estimate but not specifically approved.  If the Chairman so approves any such engagements, he reports that approval to the full Committee at the next Committee meeting.

For the 2017 and 2018 fiscal years, all services provided by BKD were pre-approved by the Audit Committee in accordance with this policy.

FEES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BKD served as the Company’s independent registered public accounting firm for the 2018 and 2017 fiscal years.  The Audit Committee pre-approved all services rendered by BKD for 2018 and 2017.  The Company was billed the aggregate fees shown below for audit services, audit related services, tax services and other services rendered to the Company and its subsidiaries for the 2018 and 2017 fiscal years.

	2018	2017

Audit Fees (1)	$ 126,500	$ 120,750
Audit-Related Fees (2)	61,857	48,185
Tax Fees (3)	12,000	19,940
Total	$ 200,357	$ 188,875

(1) Audit Fees include fees for services rendered in connection with BKD’s audit of the Company’s consolidated financial statements and review of annual and quarterly reports filed with the SEC.
(2) Audit-Related Fees include fees for services rendered in connection with BKD’s initial comfort letter procedures in 2018 and 2017.
(3) Tax Fees include fees for services rendered by BKD related to the preparation of the Company’s tax returns and review of estimated tax payments, along with various other projects.

AUDIT COMMITTEE REPORT

The Company’s Audit Committee has reviewed and discussed with management and with BKD, the Company’s independent registered public accounting firm for 2018, the audited financial statements of the Company for the year ended December 31, 2018.  In addition, the Audit Committee has discussed with BKD the matters required to be discussed under Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standards No. 1301,  Communications with Audit Committees.

The Audit Committee also has received the written disclosures and the letter from BKD required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with BKD its independence from the Company.

Based on the foregoing review and discussions, the Audit Committee has recommended to the Company’s Board of Directors that the audited financial statements for the year ended December 31, 2018, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, for filing with the SEC.

AUDIT COMMITTEE

Thomas P. Ash, Chairman

Edward W. Cochran

James Frauenberg II

Robert Hoeweler

Robert Milbourne

STOCKHOLDER PROPOSALS FOR 2020 ANNUAL MEETING

If a stockholder desires to have a proposal included in the Company’s proxy statement and form of proxy for the 2020 annual meeting of stockholders, the proposal must conform to the requirements of Rule 14a-8 promulgated under the Exchange Act and other applicable proxy rules and interpretations of the SEC concerning the submission and content of proposals.  Proposals for the 2020 annual meeting of stockholders must be received by the Company, at 7000 N. High Street, Worthington, Ohio 43085, prior to the close of business on  December 26,  2018 in order to be eligible for inclusion in the Company’s proxy, notice of meeting and proxy statement relating to the 2020 annual meeting.

The Company’s Bylaws provide an advance notice procedure for a stockholder to properly bring business before an annual meeting of stockholders.  For business to be properly brought before an annual meeting by a stockholder, the business must relate to a proper subject matter for stockholder action and the stockholder must have given timely notice thereof in writing to the Corporate Secretary of the Company.  To be timely, a stockholder’s notice must be delivered or mailed to and received at the principal executive offices of the Company not less than 90 days prior to the date of the annual meeting; provided, however, that in the event that less than 100 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.  A stockholder’s notice to the Corporate Secretary shall set forth as to each matter such stockholder proposes to bring before the annual meeting:  (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on the Company’s books, of the stockholder proposing such business; (iii) the class and number of shares of the Company’s capital stock that are beneficially owned by such stockholder; and (iv) any material interest of such stockholder in such business.

Assuming that the 2020 annual meeting of stockholders is held on the fourth Wednesday of May, 2020 and that such date is announced at least 100 days in advance, a stockholder’s proposal for that meeting must be received by the Company at 7000 N. High Street, Worthington, Ohio 43085, not later than the close of business on  February 27, 2020, in order to be considered timely.  If any such proposal is received after such date, it will be considered untimely, and the persons named in the proxies solicited by the Board of Directors of the Company may exercise discretionary voting power with respect to that proposal

ANNUAL REPORT ON FORM 10-K

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2018, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, CENTRAL FEDERAL CORPORATION, 7000 N. HIGH STREET, WORTHINGTON, OHIO 43085.

BY ORDER OF THE BOARD OF DIRECTORS

Timothy T. O’Dell

President and Chief Executive Officer

Worthington, Ohio

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON.  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Annex A

CENTRAL FEDERAL CORPORATION

2019 EQUITY INCENTIVE PLAN

Section 1.  Purpose.  The purpose of the Plan is to advance the interests of the Holding Company and its shareholders by affording to Outside Directors and Employees an opportunity to acquire or increase their proprietary interest in the Holding Company by the grant to such persons of Awards under the terms set forth herein. By encouraging such persons to become owners of the Holding Company, the Holding Company seeks to attract, motivate, reward and retain those highly competent individuals upon whose judgment, initiative, leadership and efforts are key to the success of the Holding Company.

Section 2.  Definitions.  Whenever used in this Plan, the following words, terms and phrases have the meanings given to them in this Section 2, unless another meaning is expressly provided elsewhere in this Plan or clearly required by the context.  When applying these definitions and any other word, term or phrase used in this Plan, the form of any word, term or phrase will include any and all of its other forms.

(a)

“Affiliate” means any entity regardless of its form (including, but not limited to, a corporation, partnership or limited liability company) that directly or indirectly controls, is controlled by or is under common control with, the Holding Company within the meaning of Code Section 414(b), as modified by Code Section 409A.

(b)	“Award” means any Option, Restricted Stock, Restricted Stock Unit or Stock Appreciation Right granted under the Plan.
(c)

“Award Agreement” means the written or electronic agreement between the Holding Company and each Participant that describes the terms and conditions of each Award.  If there is a conflict between the terms of this Plan and the terms of any Award Agreement, the terms of this Plan will govern.

(d)	“Bank” means CF Bank and includes any of its wholly owned subsidiaries.
(e)	“Board” means the Board of Directors of the Holding Company.
(f)	“Change in Control” shall mean with respect to the Bank or the Holding Company, an event of a nature that:
(i)

would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); or

(ii)

results in a Change in Control of the Holding Company or the Bank within the meaning of the Home Owner’s Loan Act of 1933, as amended, or the Federal Deposit Insurance Act and the Rules or Regulations promulgated by the Office of Thrift Supervision (the “OTS”), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Committee shall substitute its judgment for that of the OTS); or

(iii)	without limitation, such a Change in Control shall be deemed to have occurred at such time as:
(A)

any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Holding Company representing 20% or more of the Bank’s or the Holding Company’s outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries; or

(B)	individuals who constitute the Board on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director A-1 subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company’s stockholders was approved by a nominating committee solely composed of members who are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or

(C)

a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs or is effectuated in which the Bank or Holding Company is not the resulting entity; or

(D)

a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed; or

(E)	a tender offer is made for 20% or more of the voting securities of the Bank or Holding Company then outstanding.

With regard to any Award that is subject to Code Section 409A, the definition of Change in Control contained in this Section 2(f) shall be interpreted in a manner that is consistent with the definition of “change in control event” under Code Section 409A.

(g)	“Code” means the Internal Revenue Code of 1986, as amended, and any applicable rulings or regulations issued under the Code.
(h)

“Committee” means the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board to administer the Plan, which committee shall consist of three or more members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act; provided, however, that with respect to the application of the Plan to Awards made to Outside Directors, “Committee” means the Board. To the extent that no Committee exists that has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3, such noncompliance with such requirements shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

(i)

“Disability” means any mental or physical condition with respect to which the Participant qualifies for and receives benefits under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, “Disability” shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the Holding Company or an Affiliate. In the case of Incentive Stock Options, “Disability” has the meaning set forth in Code Section 22(e)(3).

(j)

“Effective Date” means the date this Plan is approved by the Board, which is listed on the last page of the Plan; provided, however, that if the Plan is not approved by the shareholders of the Holding Company within twelve (12) months following such adoption, the Plan and all outstanding Awards, if any, shall be deemed null and void and shall be of no force or effect. No shares of Stock may be issued pursuant to this Plan prior to approval of the Plan by the shareholders of the Holding Company.

(k)

“Employee” means any person employed by the Holding Company or an Affiliate. Directors of the Holding Company or any Affiliate who are also employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

(l)	“Fair Market Value” shall mean the market price of Stock, determined by the Committee as follows:

(i)

If the Stock is traded on the Nasdaq® Stock Market, then the Fair Market Value shall be equal to the closing price reported for the relevant date if it is a trading day or, otherwise, the reported “opening price” on the next trading day;

(ii)

If the Stock was traded on a stock exchange for the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for the relevant date if it is a trading day or, otherwise, the reported “opening price” on the next trading day; and

(iii)

If neither of the foregoing provisions is applicable, then (A) with respect to any Incentive Stock Option, Fair Market Value shall be determined by the Committee in compliance with Code Section 422, and (B) with respect to any other Award, the Fair Market Value shall be determined by the Committee in good faith by reasonable application of a reasonable valuation method, considering any and all information the Committee determines relevant, consistent with Code Section 409A.

The Committee’s determination of Fair Market Value shall be conclusive and binding on all persons.

(m)	“Holding Company” means Central Federal Corporation, together with any successor thereto.
(n)	“Incentive Stock Option” shall mean an Option to purchase shares of Stock which is designated as an Incentive Stock Option by the Committee and which meets the requirements of Code Section 422.
(o)	“Nonqualified Stock Option” shall mean an Option to purchase shares of Stock which is does not qualify as an Incentive Stock Option.
(p)

“Option” shall mean an option to purchase shares of Stock granted pursuant to Section 5 of the Plan.  Options granted under the Plan shall be either Nonqualified Stock Options or Incentive Stock Options.

(q)	“Outside Director” means a member of the Board or the board(s) of directors of an Affiliate who is not also an Employee of the Holding Company or an Affiliate.
(r)	“Participant” means each Employee or Outside Director who is selected to participate in this Plan by the Committee and to whom an Award has been granted under the Plan.
(s)	“Plan” means this Central Federal Corporation 2019 Equity Incentive Plan and any amendments made hereto after the Effective Date.
(t)	“Restricted Stock” shall mean a share of Stock granted to a Participant pursuant to Section 7 of the Plan.
(u)

“Restricted Stock Unit” shall mean an Award granted pursuant to Section 8 of this Plan under which a Participant is issued a right to receive a specified number of shares of Stock or a cash payment equal to the Fair Market Value of a specified number of shares of Stock, the settlement of which is subject to specified restrictions on vesting and transferability.

(v)

“Retirement” means (i) with respect to an Employee, except as otherwise provided in an Award Agreement, retirement from employment with the Holding Company or an Affiliate in accordance with the then current retirement policies of the Holding Company or Affiliate, as applicable; and (ii) with respect to an Outside Director, the termination of service from the Board and the board(s) of directors of any Affiliate following written notice to the applicable board(s) of directors of the Outside Director’s intention to retire.

(w)

“Stock” means the common stock of the Holding Company, par value $.01 per share; or, in the event that the outstanding shares of Stock are changed into or exchanged for different shares or securities of the Holding Company or some other entity, such other shares or securities.

(x)

“Stock Appreciation Right” shall mean a right to receive an amount equal to the excess of the Fair Market Value on the exercise date over the Fair Market Value on the date the Stock Appreciation Right is granted pursuant to Section 6 of the Plan.

(y)	“Separation from Service” means the Participant’s termination of employment with or service to the Holding Company and the Affiliates, determined pursuant to Code Section 409A.
(z)

“Termination for Cause” shall mean (i) with respect to an Outside Director, removal from the Board or the board(s) of directors of an Affiliate in accordance with the applicable by-laws of the Holding Company and its Affiliates or (ii) with respect to an Employee, as defined under any employment agreement with the Holding Company or an Affiliate; provided, however, that if no employment agreement exists with respect to the Employee, Termination for Cause shall mean termination of employment because of (A) a material loss to the Holding Company or an Affiliate, or (B) a termination of employment because of a material violation of Holding Company or Bank policies or code of conduct, each as determined by and in the sole discretion of the Committee.

Section 3.  Administration of the Plan.

(a)

This Plan shall be administered by the Committee.  Subject to the terms of this Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by this Plan, the Committee shall have full power and authority to determine from time to time: (i) the individuals to whom Awards may be granted, (ii) the number of shares of Stock to be subject to each Award, (iii) the period during which each Option or Stock Appreciation Right may be exercised, (iv) the price at which each Option or Stock Appreciation Right may be exercised, (v) the terms and conditions of any Award, and (vi) whether, to what extent and under what circumstances Awards may be settled or exercised in cash or other property or canceled, forfeited or suspended.

(b)

The Committee shall also: (i) interpret and administer this Plan and any instrument or agreement relating to, or Award made under, this Plan; (ii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of this Plan; and (iii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of this Plan.

(c)

Unless otherwise expressly provided in this Plan, all designations, determinations, interpretations and other decisions under or with respect to this Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including without limitation the Holding Company, any Affiliate and any Participant.

(d)

Prohibition of Repricing.  Except in connection with a corporate transaction involving the Holding Company (including, without limitation, any Stock dividend, Stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares of Stock), the terms of outstanding Awards may not be amended without shareholder approval to reduce the exercise price of outstanding Options or Stock Appreciation Rights or to cancel outstanding Options or Stock Appreciation Rights in exchange for cash, Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights, or other Awards or property.

(e)

Termination of Plan. The Plan shall terminate upon the earliest of (a) the tenth anniversary of the Effective Date; (b) the date on which all Stock available for issuance under the Plan has been issued pursuant to the exercise or settlement, as applicable, of Awards granted hereunder or with respect to which payments have been made upon the exercise of Stock Appreciation Rights or other rights; or (c) the determination of the Board that the Plan shall terminate. No Awards may be granted under the Plan after such termination date, provided that the Awards granted and outstanding on such date shall continue to have force and effect in accordance with the provisions of the Award Agreements evidencing such Awards.

Section 4.  Shares of Stock Subject to Plan.

(a)	Grant of Awards. The Committee shall designate the Employees and Outside Directors eligible to receive Awards and the number of shares of Stock subject to such Awards.
(b)

Stock Available for Awards. Subject to adjustment pursuant to the anti‑dilution adjustment provisions of Section 4(e) hereof, the aggregate number of shares of Stock with respect to which Awards may be granted during the term of the Plan shall not exceed 300,000, plus any shares that as of March 27, 2019 are subject to grants under the Central Federal Corporation 2009 Equity Compensation Plan and that are later forfeited or expire.  Shares with respect to which Awards may be granted may be either authorized and unissued shares of Stock or shares of Stock issued and thereafter acquired by the Holding Company.  All 350,000 shares may be granted as Incentive Stock Options.

(c)

Fiscal Year Limits.  Subject to adjustment pursuant to the anti‑dilution adjustment provisions of Section 4(e) hereof, during any fiscal year of the Holding Company, the Committee may not make grants of all forms of Awards to a single Participant in this Plan covering more than an aggregate of 75,000 shares of Stock.  The aggregate Fair Market Value of the shares of Stock (under all plans of the Holding Company and all of its Affiliates), with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, may not exceed $100,000.  Any Options that exceed $100,000 shall be treated as Nonqualified Stock Options.

(d)

Share Recycling.  Shares of Stock with respect to which an Award granted hereunder shall have been exercised or settled, as applicable, shall not again be available for grant hereunder. If Awards granted hereunder shall expire, terminate or be canceled for any reason without being wholly exercised or settled, as applicable, new Awards may be granted hereunder covering the number of shares of Stock to which such Award’s expiration, termination or cancellation relates.  For purposes of clarity, shares of Stock that are withheld from or that are tendered by a Participant (either by delivery or attestation) in payment of an exercise price or to cover withholding tax obligations shall not be available to future grants under the Plan.

(e)

Anti‑dilution.  If there is a Stock dividend, Stock split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares or other similar corporate change affecting the Stock, the Committee will appropriately adjust (i) the number of shares of Stock that may be issued subject to Awards that may be granted to Participants during any period, (ii) the aggregate number of shares of Stock available for Awards or subject to outstanding Awards (as well as any Stock-based limits imposed under the Plan), (iii) the respective exercise price, number of shares of Stock and other limitations applicable to outstanding Awards, and (iv) and other factors, limits or terms affecting any outstanding Awards.  Notwithstanding the foregoing, an adjustment pursuant to this Section 4(e) shall be made only to the extent such adjustment complies, to the extent applicable, with Code Section 409A.

Section 5.  Options

(a)

Grant of Options.  Subject to the terms, restrictions and conditions specified in the Plan and the associated Award Agreement, the Committee may grant Nonqualified Stock Options and Incentive Stock Options to Employees and Nonqualified Stock Options to Outside Directors at any time during the term of the Plan.  Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of all of the members of the Committee, and by a written Award Agreement in such form as the Committee shall approve from time to time. The Award Agreement shall set forth such terms and conditions of the Option as may be determined by the Committee, consistent with the Plan.

(b)

Exercise Price.  The exercise price of the Stock subject to an Option shall not be less than the Fair Market Value on the date the Option is granted; provided, however, that the exercise price for an Incentive Stock Option granted to a Participant who owns or who is deemed to own shares possessing more than 10% of the total combined voting power of all classes of shares of the Holding Company or any Affiliate as determined under Code Section 422 (a “10 Percent Owner”), shall not be less than 110% of the Fair Market Value on the date the Incentive Stock Option is granted.

(c)

Option Grant and Exercise Periods.  No Option may be granted after the tenth anniversary of the Effective Date. The period for exercise of each Option shall be determined by the Committee, but in no instance shall such period extend beyond the tenth anniversary of the date of grant of the Option.  The period of exercise for each Incentive Stock Option granted to a 10 Percent Owner may not be more than 5 years from the date of grant of the Option.

(d)

Vesting.  Options shall be exercisable according to respective vesting schedules set forth in each Award Agreement as determined by the Committee; provided that vesting of any Option that is based in whole or in part on performance conditions and/or the level of achievement versus such performance conditions shall be subject to a performance period of not less than one year, and vesting of any Option based solely upon continued employment or the passage of time shall vest over a period of not less than three years from the date the Award is made, provided that such vesting may occur in pro rata installments over the three-year period, with the first installment vesting no sooner than the first anniversary of the date of grant of such Award.

(e)	Option Exercise Procedure.
(i)

Subject to the terms, restrictions and conditions specified in the Plan and the associated Award Agreement, an Option may be exercised in whole or in part (but with respect to whole shares only) and from time to time by delivering to the Holding Company at its principal office written notice of intent to exercise the Option with respect to a specified number of shares of Stock.

(ii)

Subject to such terms and conditions as may be determined by the Committee in its sole discretion upon grant of any Option, payment for the shares of Stock to be acquired pursuant to exercise of the Option shall be made as follows:

(A)

By delivering to the Holding Company at its principal office a check payable to the order of “Central Federal Corporation” in the amount of the exercise price for the number of shares of Stock with respect to which the Option is then being exercised; or

(B)

By tendering to the Holding Company shares of Stock owned by the Participant for at least six months prior to the date the Option is exercised (or such other period acceptable under the generally accepted accounting principles) having an aggregate Fair Market Value as of the date of exercise equal to the exercise price for the number of shares of Stock with respect to which the Option is then being exercised; or

(C)	By a cashless exercise (including by withholding shares of Stock deliverable upon exercise and through a broker-assisted arrangement to the extent permitted by applicable law); or
(D)	By any combination of payments delivered pursuant to Section 5(e)(ii)(A), (B) and (C) above.
(f)

Rights as a Shareholder.  A Participant shall have no rights as a shareholder with respect to any share of Stock subject to such Option prior to the exercise of the Option and the purchase of such shares of Stock.

(g)

Requirement of Notification Upon Disqualifying Disposition Under Code Section 421(b).  If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (i.e., a disqualifying disposition), such Participant shall notify the Holding Company of such disposition within ten days thereof.

Section 6.  Stock Appreciation Rights

(a)

Grant of Stock Appreciation Rights.  Subject to the terms, restrictions and conditions specified in the Plan and the associated Award Agreement, the Committee may grant Stock Appreciation Rights to Participants at any time during the term of the Plan, either alone or in tandem with other Awards.  Such Stock Appreciation Rights shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve. Such Award Agreements shall comply with, and be subject to, the following terms and conditions:

(b)	Exercise Price. The exercise price of a Stock Appreciation Right may not be less than 100% of the Fair Market Value on the date of grant.
(c)

Stock Appreciation Right Period and Exercise.  The Award Agreement will specify the period over which a Stock Appreciation Right may be exercised and the terms and conditions that must be met before it may be exercised; provided, however, that an Award Agreement may not permit the Stock Appreciation Right to be exercisable more than 10 years after the date of grant.  A Participant may exercise a Stock Appreciation Right by giving written notice of exercise on a form acceptable to the Committee specifying the portion of the Stock Appreciation Right being exercised.

(d)

Vesting.  Stock Appreciation Rights shall be exercisable according to respective vesting schedules set forth in each Award Agreement as determined by the Committee; provided that vesting of any Stock Appreciation Right that is based in whole or in part on performance conditions and/or the level of achievement versus such performance conditions shall be subject to a performance period of not less than one year, and vesting of any Stock Appreciation Rights based solely upon continued employment or the passage of time shall vest over a period of not less than three years from the date the Award is made, provided that such vesting may occur in pro rata installments over the three-year period, with the first installment vesting no sooner than the first anniversary of the date of grant of such Award.

(e)

Calculation of Appreciation. Upon the exercise of Stock Appreciation Right, the Participant shall be entitled to receive either (i) cash equal to the excess of the Fair Market Value on the exercise date over the Fair Market Value on the date the Stock Appreciation Right was granted, multiplied by the number shares of Stock with respect to which the Stock Appreciation Right is being exercised (the “Cash Amount”), or (ii) a number of shares of Stock equal to the Cash Amount divided by the Fair Market Value on the exercise date of the Stock Appreciation Right.

(f)

Payment of Appreciation. The total appreciation available to a Participant from an exercise of a Stock Appreciation Right shall be paid in a single lump sum payment in either cash or shares of Stock, as determined by the Committee.  Unless an Award Agreement provides that any fractional shares shall be rounded down and forfeited, the Participant will receive cash in lieu of fractional shares.

(g)	Rights as a Shareholder. A Participant shall have no rights as a shareholder with respect to any share of Stock subject to a Stock Appreciation Right.

Section 7.  Restricted Stock

(a)

Grant of Restricted Stock.  Subject to the terms, restrictions and conditions specified in the Plan and the associated Award Agreement, the Committee may grant Restricted Stock to Participants at any time during the term of the Plan.  Such Restricted Stock shall be subject to the terms and conditions that the Committee specifies in the Award Agreement and to the terms and conditions of the Plan.  At the Committee’s sole discretion, all shares of Restricted Stock will be held by the Holding Company as escrow agent or issued to the Participant in the form of certificates bearing a legend describing the restrictions imposed on the shares.  If the recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Stock subject to the grant may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant.

(b)

Earning Restricted Stock.  Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the terms, restrictions and conditions imposed on the Restricted Stock have lapsed as described in the Award Agreement.  Restricted Stock will be (i) forfeited if all terms, restrictions and conditions described in the Award Agreement have not been satisfied or (ii) released from escrow and distributed (or any restrictions described in the certificates removed) as soon as practicable after all terms, restrictions and conditions described in the Award Agreement have been satisfied.  Vesting of any Restricted Stock that is based in whole or in part on performance conditions and/or the level of achievement versus such performance conditions shall be subject to a performance period of not less than one year, and vesting of any Restricted Stock based solely upon continued employment or the passage of time shall vest over a period of not less than three years from the date the Award is made, provided that such vesting may occur in pro rata installments over the three-year period, with the first installment vesting no sooner than the first anniversary of the date of grant of such Award.

(c)

Rights Associated with Restricted Stock.  During the applicable period of restriction and unless the Award Agreement provides otherwise, each Participant to whom Restricted Stock has been granted (i) may exercise full voting rights associated with that Restricted Stock and (ii) will be entitled to receive all dividends and other distributions paid with respect to that Restricted Stock; provided, however, that such dividends or other distributions shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were issued. This means that no accrued dividends shall be paid to the Participant until the restrictions on the Restricted Stock lapse and such dividends shall be forfeited to the extent that the Participant forfeits the related Restricted Stock.

(d)

Notification of Code Section 83(b) Election.  In the event that a Participant wishes to elect under Code Section 83(b) to include in gross income in the year of transfer the amounts specified in Code Section 83(b), the Participant shall notify the Holding Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b).

Section 8.  Restricted Stock Units

(a)

Grant of Restricted Stock Units.  Subject to the terms, restrictions and conditions specified in the Plan and the associated Award Agreement, the Committee may grant Restricted Stock Units to Participants at any time during the term of the Plan.  Such Restricted Stock Units shall be subject to the terms and conditions that the Committee specifies in the Award Agreement and the terms and conditions of the Plan.

(b)

Award Agreement.  Each Award of Restricted Stock Units shall be evidenced by an Award Agreement that specifies the number of shares of Stock underlying the Award, the restricted period, the conditions upon which the restrictions on the Restricted Stock Units will lapse, the time at which and form in which the Restricted Stock Units will be settled, and such other terms and conditions as the Committee determines and which are not inconsistent with the terms and conditions of this Plan.

(c)

Terms, Conditions and Restrictions.  The Committee shall impose such other terms, conditions and restrictions on any Award of Restricted Stock Units as the Committee may deem advisable, including, without limitation, restrictions based on the achievement of specific performance goals, time-based restrictions, holding requirements or sale restrictions placed on the underlying shares of Stock by the Holding Company upon vesting of such Restricted Stock Units.  Vesting of any Restricted Stock Unit that is based in whole or in part on performance conditions and/or the level of achievement versus such performance conditions shall be subject to a performance period of not less than one year, and vesting of any Restricted Stock Unit based solely upon continued employment or the passage of time shall vest over a period of not less than three years from the date the Award is made, provided that such vesting may occur in pro rata installments over the three-year period, with the first installment vesting no sooner than the first anniversary of the date of grant of such Award.

(d)	Form of Settlement. An Award of Restricted Stock Units may be settled in full shares of Stock, in cash or in a combination thereof, as specified by the Committee in the related Award Agreement.
(e)

Dividend Equivalents.  Awards of Restricted Stock Units may provide the Participant with dividend equivalents, as determined by the Committee in the Committee’s sole discretion and as set forth in the related Award Agreement; provided, however, that such dividend equivalents shall be subject to the same terms and conditions, including the applicable forfeiture conditions, as the Restricted Stock Units.  This means that no amount shall be paid in connection with a dividend equivalent right until shares of Stock are issued or cash is paid in connection with the Restricted Stock Units and any dividend equivalents shall be forfeited to the extent that the Participant forfeits the related Restricted Stock Units.

(f)	No Voting Rights. In no event will a Participant have any voting rights with respect to the shares of Stock underlying the Restricted Stock Units.

Section 9.  General Provisions.

(a)

Nontransferability.  Except as specifically permitted in an Award Agreement, during a Participant’s lifetime, any Award may be exercised only by the Participant or any guardian or legal representative of the Participant and the Award shall not be transferable except by will or the laws of descent and distribution.  No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Holding Company or any Affiliate.

(b)

Effect of Termination, Disability or Death.  Unless otherwise specified in the Award Agreement or determined by the Committee, all Awards will be exercisable or forfeited as described in this Section 9(b):

(i)

Termination.  If a Participant’s service as an Outside Director or an Employee terminates for any reason, other than Retirement, Disability, death or Termination for Cause, before the date of expiration of the Awards held by such Participant, (A) any Options and Stock Appreciation Rights that are not exercisable, and any unvested Restricted Stock and Restricted Stock Units, shall become null and void on the date of such termination and (B) all exercisable Options and Stock Appreciation Rights shall terminate on the earlier of (1) the date of expiration of the Options and Stock Appreciation Rights, as applicable, or (2) 3 months following the date of the Participant’s termination.

(ii)

Retirement.  If a Participant Retires before the date of expiration of the Awards held by such Participant, (A) any Options and Stock Appreciation Rights that are not exercisable, and any unvested Restricted Stock and Restricted Stock Units, shall become null and void on the date of such termination; (B) all exercisable Options and Stock Appreciation Rights shall terminate on the earlier of (1) the date of expiration of the Options and Stock Appreciation Rights, as applicable, or (2) one year following the date of the Participant’s termination; and (C) to the extent provided in an Award, any unvested Restricted Stock Units shall become fully vested.  Any Incentive Stock Options exercised more than three (3) months following a Participant’s Retirement date will be treated as Nonqualified Stock Options for tax purposes.

(iii)

Disability or Death.  If a Participant’s service as an Outside Director or an Employee terminates due to his death or Disability before the expiration of the Awards held by the Participant, (A) any Options and Stock Appreciation Rights that are not exercisable shall become exercisable and all Options and Stock Appreciation Rights shall terminate on the earlier of (1) the date of expiration of the Options and Stock Appreciation Rights, as applicable, or (2) one year following the date of the Participant’s death or Disability; and (B) any unvested Restricted Stock and Restricted Stock Units shall become fully vested.  The executor, administrator or personal representative of the estate of a deceased Participant, or the person or persons to whom an Award granted hereunder shall have been validly transferred by the executor, the administrator or the personal representative of the Participant’s estate, shall have the right to exercise the Participant’s Option or Stock Appreciation Right or receive the Participant’s Restricted Stock and Restricted Stock Units.

(iv)	Termination for Cause. If a Participant’s service as an Outside Director or an Employee Terminates for Cause, any outstanding Award shall become null and void on the date of such termination.

An Employee who also serves as a director of the Holding Company or an Affiliate, who terminates employment with the Holding Company and all Affiliates, but who retains his status as a director, is not considered terminated with respect to any outstanding Award until the date the Participant ceases to be both an Outside Director and an Employee.

(c)	Effect of a Change in Control.
(i)

Upon a Change in Control, (A) all Options and Stock Appreciation Rights held by an individual as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Option or Stock Appreciation Right; and (B) any unvested Restricted Stock and Restricted Stock Units shall become fully vested.

(ii)

In the event of a Change of Control, each outstanding Option or Stock Appreciation Right may be assumed or an equivalent option or right shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation. If such successor corporation does not agree to assume the outstanding Options or to substitute equivalent options or rights, then each Option, at the direction and discretion of the Committee:

(A)

may (subject to such conditions, if any, as the Committee deems appropriate under the circumstances) be cancelled unilaterally by the Holding Company in exchange for (a) a transfer to such Participant of the number of whole shares of Stock, if any, equal in Fair Market Value to the then-difference between the exercise price of the Option or Stock Appreciate Right and the Fair Market Value of the Stock issuable upon the Option’s or Stock Appreciation Right’s exercise, or (b) a cash payment equal to the then-difference between the exercise price of the Option or Stock Appreciation Right and the Fair Market Value of the Stock issuable upon the Option’s or Stock Appreciation Right’s exercise.

(B)	may be cancelled unilaterally by the Holding Company if the exercise price equals or exceeds the Fair Market Value of a share of Stock on a date set by the Board.
(d)	Amendment, Modification and Termination of the Plan.
(i)

The Committee may terminate, modify or amend this Plan at any time. No such action to amend the Plan shall reduce the then-existing number of Awards granted to any Participant or adversely change the terms and conditions thereof without such Participant’s consent.

(ii)

In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that effectively: (A) allows any Option to be granted with an Exercise Price below the Fair Market Value of the Stock on the date of grant; (B) allows the Exercise Price of any Option previously granted under the Plan to be reduced after the date of grant; (B) extends the Option term, unless and until the Committee determines that such extension does not cause the Option to cease to be exempt from Code Section 409A because it does not constitute a deferral of compensation that would subject the Option to the excise taxes provided under Code Section 409A.

(iii)	In addition, no amendment or modification of the Plan shall become effective without the approval of such amendment or modification by a majority of the shareholders of the Company:
(A)

if such amendment or modification increases the maximum number of shares subject to the Plan (except as provided in Section 4(e)) or changes the designation or class of persons eligible to receive Awards under the Plan; or

(B)	to make any grants of Awards after any change in the granting corporation (for example, by assumption of the Plan by another corporation) or in the definition of Stock; or
(C)	if counsel for the Holding Company determines that such approval is otherwise required by or necessary to comply with applicable law.
(e)

No Right to Continued Employment.  Eligibility for participation in this Plan or the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or service of the Holding Company or an Affiliate.  Further, the Holding Company or an Affiliate may at any time dismiss a Participant from employment or service as an Outside Director, free from any liability or any claim under this Plan, unless otherwise expressly provided in this Plan or in any Award Agreement.

(f)

Tax Withholding.  The Holding Company and/or any applicable Affiliate will withhold from amounts distributed to a Participant under this Plan or require the Participant to remit to the Holding Company or any applicable Affiliate an amount sufficient to satisfy all federal, state and local income and employment tax withholding requirements with respect to any amounts paid pursuant to the terms of this Plan.  At the discretion of the Committee, a Participant may be permitted to pay to the Holding Company the withholding amount in the form of cash, shares of Stock owned by the Participant for at least the previous six months (or such other period acceptable under the generally accepted accounting principles) or by having the Holding Company withhold shares of Stock from the settlement of the Award.  If payment of the withholding amount is made by tendering shares of Stock, the value of the shares of Stock delivered shall equal the Fair Market Value on the applicable day.

(g)

Severability.  If any provision of this Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in this Plan.

(h)

Other Compensation.  The adoption of the Plan shall not preclude the Holding Company or any Affiliate from establishing any other forms of incentive or other compensation for Outside Directors or Employees.

(i)

No Impact on Benefits.  Any amounts paid from the Plan are not compensation for purposes of calculating the Participant’s rights under any employee benefit plan that does not specifically require the inclusion of such amounts in calculating benefits.

(j)

Golden Parachute Tax.  If the payments and the value of benefits received or to be received by a Participant under this Plan, together with any other amounts and the value of benefits received or to be received by the Participant in connection with a Change in Control would result in the imposition of an excise tax pursuant to or by reason of Code Section 4999, then the payment and value of benefits generating that excise tax will be reduced to the extent needed to avoid that excise tax.

(k)

Unsecured and Unfunded Obligation.  All payments of benefits under this Plan shall be made directly from the general assets of the Holding Company, and the right of any Participant to any payment of such benefits shall be solely that of an unsecured general creditor of the Holding Company.  No assets of the Holding Company or any Affiliate shall be set aside, earmarked, placed in trust or escrow or represented as being specifically set aside to provide for benefits under this Plan.

(l)

Requirements of Law.  The grant of Awards and the issuance of shares of Stock under this Plan are subject to all applicable laws, rules and regulations and to any required approvals of any governmental agencies or national securities exchanges.  Also, no shares of Stock will be issued under the Plan unless the Holding Company is satisfied that the issuance of those shares of Stock will comply with applicable federal and state securities laws.  Shares of Stock tendered under the Plan may be subject to any stock transfer orders and other restrictions that the Committee believes to be advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any exchange, market or other quotation system on or through which the Holding Company’s securities are then traded, or any other applicable federal or state securities law.  The Committee may cause a legend or legends to be placed on any certificates issued under the Plan to make appropriate reference to restrictions within the scope of this section.

(m)

Governing Law.  This Plan shall be construed in accordance with and governed by the laws of the State of Delaware without regard to conflicts-of-laws principles that would require the application of any other law.

(n)	Headings. Headings are inserted in this Plan for convenience of reference only and are to be ignored in a construction of the provisions of this Plan.
(o)

Jurisdiction and Jury Trial Waiver.  All disputes of any kind or nature arising out of or in any way connected to the interpretation of this Plan shall be resolved in the state or federal courts located in Franklin County, Ohio.  All parties under this Plan agree to waive the right to trial by jury for all purposes in any dispute arising out of or in any way connected to the interpretation of this Plan.

(p)

Code Section 409A.  This Plan is intended to comply with the requirements of Code Section 409A, and the Holding Company will interpret, apply and administer this Plan in accordance with this intent.  Notwithstanding the foregoing, none of the Holding Company, the Board or its delegates shall have any liability to a Participant for failure to comply with the requirements of Code Section 409A.  If an Award is intended to be subject to Section 409A, Participants who are “specified employees” (as defined under Section 409A), shall not be paid any amount under such Award in connection with a separation from service until the first day of the seventh month after such separation from service.

(q)	Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Holding Company.

This Plan is adopted by the Board on the 27th day of March, 2019.

IN WITNESS WHEREOF, the Holding Company has caused the Plan to be executed this 27th day of March, 2019.

CENTRAL FEDERAL CORPORATION

By:     /s/ Timothy T. O’Dell

Name:     Timothy T. O’Dell

Title:       President and Chief Executive Officer

VOTE BY INTE

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

For Withhold For All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01) Thomas P. Ash 02) James H. Frauenberg 03) David L. Royer

The Board of Directors recommends you vote FOR proposal 2. For Against Abstain 2. To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers. The Board of Directors recommends you vote to hold future advisory votes on executive compensation every 1 YEAR 1 year 2 years 3 years Abstain 3. Advisory vote on the frequency of future advisory votes on the compensation of the Company's named executive officers.

The Board of Directors recommends you vote FOR proposals 4 and 5. For Against Abstain 4. To ratify the appointment of BKD LLP as the independent registered public accounting firm of the Company for the fiscal year ending

December 31, 2019. 5. To approve the Central Federal Corporation 2019 Equity Incentive Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please indicate if you plan to attend this meeting Yes No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Notice & Proxy Statement are available at www.proxyvote.com CENTRAL FEDERAL CORPORATION

Annual Meeting of Stockholders May 29, 2019 at 10:00 AM This proxy is solicited by the Board of Directors The undersigned stockholder hereby appoints Robert E. Hoeweler and Timothy T. O'Dell, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CENTRAL FEDERAL

CORPORATION that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, local time, on May 29, 2019, at the New Albany Country Club, 1 Club Lane, New Albany, Ohio 43054, and

any adjournment(s) thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side